UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21328

SMA Relationship Trust
(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, Illinois	60606-2807
(Address of principal executive offices)	(Zip code)

Mark F. Kemper, Esq. UBS Asset Management 1285 Avenue of the Americas New York, NY 10019-6028
(Name and address of agent for service)

Copy to:

Bruce Leto, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2017

Item 1.  Reports to Stockholders.

SMA Relationship Trust

Annual Report | December 31, 2017

Includes:

• Series G

• Series M

• Series S

• Series T

This page intentionally left blank.

SMA Relationship Trust—Series G

February 16, 2018

Dear shareholder,

We present you with the annual report for Series G (the "Fund"), a series of SMA Relationship Trust, for the 12 months ended December 31, 2017.

Portfolio performance

For the 12-month reporting period ended December 31, 2017, the Fund returned 30.02%. During the same period, its benchmark, the MSCI World ex USA Index (net) (the "Index"), returned 24.21%.

The Fund produced a strong absolute and relative return during the reporting period, driven by broad-based positive stock selection. The Fund used derivatives for the purpose of hedging currencies and they were not used for taking active currency trades. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilize to manage the Fund's overall risk exposure. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 7.)

Market overview

The year started with President Trump's inauguration speech highlighting protectionism and infrastructure spending. The "Trump bump" faded away in the beginning of the year as he struggled to approve or pass major legislation. However, the US equity market was reinvigorated after the government managed to pass a new US tax reform bill, which should boost the earnings of several US and global companies.

Political uncertainty remained a focus for investors, with the ongoing nuclear threat from North Korea, difficulty forming a governing coalition in Germany, parliamentary elections in Italy and Brexit negotiations as the main events. Regardless, volatility remained low throughout the reporting period.

The US Federal Reserve Board (the "Fed") raised the federal funds rate three times during the reporting period, while the other major central banks left policy settings largely unchanged. However, the central message seemed to be tighter monetary policy going forward.

Oil, as measured by the price of Brent crude, reached $60 per barrel in the end of the year, driven by increased demand and a much more controlled level of supply.

Portfolio commentary

What worked:

Stock selection in the financials, information technology, materials, energy, consumer discretionary and industrials sectors contributed to results:

•  The Fund's holdings in the financials sector significantly outperformed those in the Index during the reporting period, largely as a result of higher interest rate expectations globally. Within the sector, our overweights in AIA Group (Hong Kong), Erste Group (Austria), Credit Agricole (France), ASR Nederland (Netherlands) and Sumitomo Mitsui Financial (Japan) were beneficial for the Fund's performance. Credit Agricole was sold prior to the end of the reporting period.

SMA Relationship Trust—
Series G

Investment objective:

Provide long-term capital
appreciation

Portfolio managers:

Scott Wilkin
Charles Burbeck
UBS Asset Management
(Americas) Inc.

Commencement:

May 6, 2011

Dividend payments:

Annual

SMA Relationship Trust—Series G

•  Within information technology, the greatest drivers of performance were the Fund's positions in Tokyo Electron and Worldpay. Shares of Tokyo Electron, a Japanese semiconductor developer and manufacturer, rallied as it was supported by the positive outlook for the semiconductor industry given increased demand. Worldpay's shares were supported by the takeover offer received from the US online processing payment company Vantiv. The Fund's positions in UK's Sage Group and Germany's Infineon Technologies also contributed to performance.

•  The Fund's holdings in the materials sector were additive for results in 2017. The largest drivers to performance were Koninklijke DSM (Netherlands), Anglo American (UK), Shin-Etsu Chemical (Japan) and Yara International (Norway). This was driven by rising commodity prices throughout the year, which was supported by the synchronized global economic recovery.

•  The increase in the price of crude oil, especially in the second half of the year, benefited the Fund's holdings in the energy sector. Adding the most value were Inpex Corp. (Japan) and Statoil (Norway).

•  In consumer discretionary, the Fund's holdings in Sony (Japan), posted solid results. The Fund's positions in Toyota (Japan) and Autogrill (Italy) also contributed to performance.

•  The Fund's holdings in the industrials sector contributed to performance, mainly driven by the increase in corporate capital expenditures globally and global growth. The largest drivers were KION (Germany), THK (Japan), Minebea Mitsumi (Japan), Ryanair (Ireland) and Ashtead (UK).

What didn't work:

Stock selection in real estate and consumer staples, along with an overweight position in the health care sector, detracted from results during the reported period:

•  The Fund's holdings in the real estate sector were the largest detractors from results during the reporting period. In particular, the Fund's position in Mitsui Fudosan (Japan) was negative for performance. Despite improvement in the Japanese housing and real estate sector due to a decline in office vacancy and rising rents, its shares were negatively impacted by a drop in inflation expectations in Japan. We continue to hold the position as of the end of the reporting period.

•  Within consumer staples, the Fund's overweight position in Koninklijke Ahold Delhaize (Netherlands) detracted from performance. Despite posting solid first quarter results, Koninklijke Ahold Delhaize suffered after the announcement that Amazon.com was acquiring Whole Foods. The announcement put pressure on food retailers amid raised fears of increased competition in the sector. We continue to hold the position as of the end of the reporting period. Koninklijke Ahold Delhaize was especially affected due to its strong presence in the east coast of the US. Additionally, the Fund's holding in Tesco (UK), coupled with owning neither Diageo (UK) nor Nestle (Switzerland), detracted from relative performance. We continue to hold Tesco as of the end of the reporting period.

•  The Fund's holdings in the health care sector detracted from performance. The largest drivers of underperformance in the sector were Sanofi (France), Shire (Ireland) and Fresenius SE (Germany). We closed the position in Fresenius SE prior to the end of the reporting period.

SMA Relationship Trust—Series G

Outlook

The global economy continues to enjoy an expansionary impulse that is broad-based by geography and economic sector. The rise in corporate capital expenditure reduces the global economy's reliance on consumption. The increasing breadth of demand drivers gives us confidence that global recession risks are low, and that the demand momentum reflected in buoyant lead indicators is sustainable. In the absence of any spike in inflation expectations, we believe that major central banks will continue to act cautiously in unwinding loose monetary policy, and that monetary policy in aggregate will remain accommodative. Within markets, we view this macroeconomic backdrop as particularly supportive to equities.

With both the domestic and external demand environment positive and core inflationary pressures subdued, we see continued earnings growth as a key support for positive US equity market performance. The extensive overhaul of the US tax code is likely to support equities and is prolonging the duration of the business cycle in the US. We see attractive valuations and the improving growth backdrop as supportive to international equities. In Europe, we continue to believe that the earnings recovery story has further to run. Europe has been home to the most consistent positive economic data surprises in 2017. In addition, demand momentum going into year-end appears to be reaccelerating rather than slowing. European Central Bank policy, improving consumer and business sentiment, accelerating credit growth and a healthier banking sector are all contributing to the recovery. While the recent strength in the euro may act as a short-term headwind to profits and upcoming elections in Europe in 2018 present risks, we believe there is still significantly further to go in the region's profits recovery.

The portfolio is focused on bottom-up stock ideas with a long term fundamental value approach. We currently see value within the energy, health care, materials and financials sectors, which have been out of favor for several years. Meanwhile, we are underweight long duration, bond-proxy stocks, which we believe are currently trading above fair value. We continue to search for fundamentally mispriced securities and remain ready to take advantage of any opportunities presented by price/value dislocations caused by short-term sentiment. We believe the Fund is well positioned to face any market environment, as the Fund's risk remains dominated by a large number of diversified, idiosyncratic, stock-specific sources, driven by our fundamental analysis.

SMA Relationship Trust—Series G

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series G Managing Director UBS Asset Management (Americas) Inc.	Scott Wilkin Portfolio Manager SMA Relationship Trust—Series G Managing Director UBS Asset Management (Americas) Inc.

Charles Burbeck Portfolio Manager SMA Relationship Trust—Series G Executive Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2017. The views and opinions in the letter were current as of February 16, 2018. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, or by calling UBS Funds at 800-647 1568.

SMA Relationship Trust—Series G

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/17	1 year	5 years	Since inception[1]
SMA Relationship Trust—Series G	30.02%	6.04%	2.88%
MSCI World ex USA Index (net)[2]	24.21	7.46	4.83

1  Since inception returns are calculated as of the performance inception date, May 6, 2011, of SMA Relationship Trust—Series G.

2  The MSCI World ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series G

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series G versus the MSCI World ex USA Index (net) from May 6, 2011, which is the Fund inception date, through December 31, 2017.

SMA Relationship Trust—Series G

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series G

Portfolio statistics—December 31, 2017 (unaudited)1

Top ten holdings

Percentage of net assets
British American Tobacco plc	2.8%
Sony Corp.	2.6
Deutsche Telekom AG (Registered)	2.6
Sanofi	2.6
BP plc	2.4
ABN AMRO Group NV CVA	2.4
AIA Group Ltd.	2.4
Unilever NV CVA	2.3
Toronto-Dominion Bank (The)	2.3
HSBC Holdings plc	2.2
Total	24.6%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
Japan	23.7%
United Kingdom	16.7
Netherlands	9.3
Germany	8.5
Canada	6.3
Total	64.5%

1  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series G

Industry diversification—December 31, 2017 (unaudited)1,2

Common stocks	Percentage of net assets
Aerospace & defense	1.76%
Airlines	1.22
Auto components	2.63
Automobiles	2.53
Banks	13.71
Biotechnology	1.97
Chemicals	4.77
Commercial services & supplies	1.05
Diversified financial services	3.45
Diversified telecommunication services	4.16
Electric utilities	0.78
Electronic equipment, instruments & components	0.61
Food & staples retailing	3.64
Hotels, restaurants & leisure	0.82
Household durables	2.64
Industrial conglomerates	0.92
Insurance	6.26
IT services	1.07
Life sciences tools & services	1.26
Machinery	4.36
Common stocks—(concluded)	Percentage of net assets
Marine	0.70%
Media	0.70
Metals & mining	4.63
Oil, gas & consumable fuels	9.32
Personal products	2.32
Pharmaceuticals	7.65
Real estate management & development	0.98
Semiconductors & semiconductor equipment	2.12
Software	4.15
Tobacco	2.78
Trading companies & distributors	2.86
Transportation infrastructure	0.96
Total common stocks	98.78%
Exchange traded funds	0.49
Short-term investments	0.42
Total investments	99.69%
Cash and other assets, less liabilities	0.31
Net assets	100.00%

1  Figures represent the breakdown of direct investments of SMA Relationship Trust—Series G. Figures would be different if a breakdown of the underlying investment companies and exchange traded funds was included.

2  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series G

Portfolio on investments—December 31, 2017

	Shares	Value
Common stocks—98.78%
Australia—3.22%
Insurance Australia Group Ltd.	314,327	$1,775,637
Rio Tinto Ltd.	21,858	1,292,917
Wesfarmers Ltd.	44,864	1,554,928
Total Australia common stocks		4,623,482
Austria—2.01%
Erste Group Bank AG*	66,686	2,888,877
Bermuda—0.92%
Jardine Matheson Holdings Ltd.	21,700	1,318,275
Canada—6.25%
Enerplus Corp.	80,960	792,854
Husky Energy, Inc.*	142,540	2,012,796
Paramount Resources Ltd., Class A*	28,461	439,708
Suncor Energy, Inc.	67,838	2,490,632
Toronto-Dominion Bank (The)	55,393	3,245,580
Total Canada common stocks		8,981,570
Denmark—2.64%
AP Moller - Maersk A/S, Class B	574	1,002,814
Novo Nordisk A/S, Class B	51,805	2,792,846
Total Denmark common stocks		3,795,660
Finland—0.99%
Sampo OYJ, Class A	25,921	1,424,440
France—5.25%
Peugeot SA	57,135	1,162,323
Publicis Groupe SA	14,806	1,006,386
Sanofi	42,541	3,667,427
Thales SA	15,863	1,710,706
Total France common stocks		7,546,842
Germany—8.53%
Deutsche Telekom AG (Registered)	209,852	3,725,247
Infineon Technologies AG	66,479	1,821,430
KION Group AG	22,692	1,959,799
MTU Aero Engines AG	4,581	821,179
SAP SE	18,612	2,086,889
thyssenkrupp AG	63,540	1,846,114
Total Germany common stocks		12,260,658
Hong Kong—3.15%
AIA Group Ltd.	397,600	3,391,853
Power Assets Holdings Ltd.	133,500	1,126,903
Total Hong Kong common stocks		4,518,756
Ireland—2.49%
ICON plc*	16,200	1,816,830
Ryanair Holdings plc ADR*	16,890	1,759,769
Total Ireland common stocks		3,576,599
Italy—5.36%
Atlantia SpA	43,870	1,385,417
Autogrill SpA	85,653	1,181,863
Banca Mediolanum SpA	257,023	2,225,027
	Shares	Value
Common stocks—(continued)
Italy—(concluded)
Mediobanca SpA	176,706	$2,005,716
UniCredit SpA*	48,143	899,969
Total Italy common stocks		7,697,992
Japan—23.69%
Inpex Corp.	187,700	2,347,187
ITOCHU Corp.	81,400	1,519,274
MINEBEA MITSUMI, Inc.	93,500	1,960,865
Mitsui Fudosan Co. Ltd.	62,900	1,409,563
Nabtesco Corp.	32,500	1,246,062
Nintendo Co. Ltd.	3,300	1,206,363
ORIX Corp.	161,900	2,736,530
Otsuka Holdings Co. Ltd.	59,200	2,599,704
Shin-Etsu Chemical Co. Ltd.	25,400	2,581,140
Sony Corp.	84,100	3,793,923
Sumitomo Electric Industries Ltd.	96,400	1,629,838
Sumitomo Mitsui Financial Group, Inc.	49,200	2,125,632
Takeda Pharmaceutical Co. Ltd.	33,900	1,925,839
THK Co. Ltd.	29,200	1,096,215
Tokyo Electron Ltd.	6,800	1,231,152
Toyota Industries Corp.	33,500	2,152,563
Toyota Motor Corp.	38,700	2,477,418
Total Japan common stocks		34,039,268
Jersey—3.02%
Glencore plc*	285,917	1,505,520
Shire plc	53,790	2,832,358
Total Jersey common stocks		4,337,878
Netherlands—9.34%
ABN AMRO Group NV CVA[1]	106,014	3,421,704
ASR Nederland NV	58,188	2,395,068
Koninklijke Ahold Delhaize NV	69,960	1,539,067
Koninklijke DSM NV	28,622	2,736,036
Unilever NV CVA	59,170	3,333,576
Total Netherlands common stocks		13,425,451
Norway—3.90%
Statoil ASA	85,142	1,816,783
Telenor ASA	105,093	2,251,463
Yara International ASA	33,422	1,533,392
Total Norway common stocks		5,601,638
Spain—1.35%
Banco Santander SA	293,890	1,932,026
United Kingdom—16.67%
Anglo American plc	95,654	2,001,136
Ashtead Group plc	96,045	2,583,129
Babcock International Group plc	158,627	1,510,971
BP plc	493,661	3,483,881
British American Tobacco plc	58,915	3,991,522
HSBC Holdings plc	306,728	3,175,954
Sage Group plc (The)	247,354	2,665,041
Spectris plc	25,978	872,295
Tesco plc	754,295	2,131,026

SMA Relationship Trust—Series G

Portfolio on investments—December 31, 2017

	Shares	Value
Common stocks—(concluded)
United Kingdom—(concluded)
Worldpay Group plc[1]	266,975	$1,535,544
Total United Kingdom common stocks		23,950,499
Total common stocks (cost—$115,365,444)		141,919,911
Exchange traded funds—0.49%
iShares MSCI Canada Fund	1,000	29,640
iShares MSCI EAFE Fund	9,500	667,945
Total exchange traded funds (cost—$655,548)		697,585
	Shares	Value
Short-term investments—0.42%
Investment companies—0.42%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost—$609,992)	609,992	$609,992
Total investments (cost—$116,630,984)—99.69%		143,227,488
Cash and other assets, less liabilities—0.31%		441,537
Net assets—100.00%		$143,669,025

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 44. Portfolio footnotes begin on page 13.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	USD	748,719	INR	48,350,000	01/22/18	$7,061
BB	USD	1,487,063	MYR	6,069,000	01/22/18	11,415
CITI	GBP	635,000	USD	849,381	01/22/18	(8,528)
GSI	USD	2,884,581	COP	8,677,397,200	01/22/18	17,444
JPMCB	CAD	2,595,000	USD	2,020,255	01/22/18	(44,866)
JPMCB	DKK	6,910,000	USD	1,099,683	01/22/18	(15,376)
JPMCB	GBP	4,445,000	USD	5,954,855	01/22/18	(50,506)
JPMCB	HKD	9,820,000	USD	1,256,406	01/22/18	(1,030)
JPMCB	JPY	92,200,000	USD	820,815	01/22/18	1,746
JPMCB	NOK	39,790,000	USD	4,765,030	01/22/18	(84,043)
JPMCB	USD	906,786	EUR	765,000	01/22/18	12,189
JPMCB	USD	623,939	ILS	2,180,000	01/22/18	3,031
JPMCB	USD	5,648,617	MXN	108,220,000	01/22/18	(165,779)
JPMCB	USD	4,367,983	SEK	36,670,000	01/22/18	107,693
JPMCB	USD	230,275	SGD	310,000	01/22/18	1,585
MSC	EUR	7,480,000	USD	8,862,977	01/22/18	(122,550)
MSC	USD	9,333,809	CHF	9,155,000	01/22/18	74,318
Net unrealized depreciation on forward foreign currency contracts						$(256,196)

SMA Relationship Trust—Series G

Portfolio on investments—December 31, 2017

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$141,919,911	$—	$—	$141,919,911
Exchange traded funds	697,585	—	—	697,585
Short-term investments	609,992	—	—	609,992
Forward foreign currency contracts	—	236,482	—	236,482
Total	$143,227,488	$236,482	$—	$143,463,970
Liabilities
Forward foreign currency contracts	$—	$(492,678)	$—	$(492,678)

At December 31, 2017, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

SMA Relationship Trust—Series M

February 16, 2018

Dear shareholder,

We present you with the annual report for Series M (the "Fund"), a series of SMA Relationship Trust, for the 12 months ended December 31, 2017.

Portfolio performance

For the 12-month period, the Fund gained 4.52%, compared to a 5.45% return for its benchmark, the Barclays Municipal Bond Index (the "Index"). For comparison purposes, the Barclays Municipal Managed Money Intermediate (1-17) Index rose 4.88% over the period. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a positive return during the reporting period but underperformed its benchmark. This was due primarily to yield curve positioning. For more on the Fund's performance, see "Performance at a glance" on page 17.

Market overview

The US economy continued to expand during the reporting period. Looking back, the US Commerce Department reported that gross domestic product ("GDP") grew at a 1.2% seasonally adjusted annualized rate during the first quarter of 2017. GDP growth then accelerated to 3.1% and 3.2% during the second and third quarters of 2017, respectively. The latter reading represented the strongest pace since the first quarter of 2015. Finally, fourth quarter 2017 GDP grew at a 2.6% rate based on the US Commerce Department's initial estimate.1

The US Federal Reserve Board (the "Fed") continued to raise interest rates during the reporting period as it sought to gradually normalize monetary policy. In particular, the Fed raised rates in March, June, and December 2017. With its last rate hike, the federal funds rate moved to a range between 1.25% and 1.50%.2 In addition, starting in October 2017, the Fed began reducing its sizable balance sheet. For 2018, the Fed currently anticipates making three additional 0.25% rate hikes and taking further actions to pare its balance sheet.

The US fixed income market posted positive results during the reporting period. Short-term Treasury yields moved higher in conjunction with the Fed interest rate hikes during the year. In contrast, longer-term Treasury yields surprisingly declined in 2017. For the fiscal year as a whole, the yield on the US 10-year Treasury fell from 2.45% to 2.40% (bond yields and prices move in the opposite direction). The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Bond Index, returned 3.54% for the 12 months ended December 31, 2017. The municipal market outperformed the overall US bond market, as the Bloomberg Barclays Municipal Bond Index gained 5.45%. The municipal market was supported by overall solid fundamentals, overall solid demand and declining long-term interest rates.

SMA Relationship Trust—
Series M

Investment objective:

Total return consisting of
capital appreciation and
current income exempt
from federal income tax

Portfolio managers:

Portfolio Management
Team, including
Elbridge T. Gerry
UBS Asset Management
(Americas) Inc.
Kevin McIntyre

UBS Asset Management
(Americas) Inc.

Commencement:

October 8, 2003

Dividend payments:

Monthly

1 Based on the Commerce Department's initial estimate announced on January 26, 2018, after the reporting period had ended.

2 The federal funds rate or the "fed funds rate," is the rate US banks charge one another for funds they borrow on an overnight basis.

SMA Relationship Trust—Series M

Portfolio commentary

What worked

•  An underweight to the short end of the municipal yield curve (1-3 years) was beneficial for relative performance.

•  Underweighting AAA-rated municipal bonds was positive for relative results.

•  An overweight position in the industrial development revenue/pollution control revenue sector also contributed to performance.

What didn't work

•  Yield curve positioning was the largest detractor from results. In particular, a significant underweight to the long end of the municipal yield curve (20+ years) was a headwind for relative results as the yield curve flattened over the period. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.) An overweight to the seven year portion of the municipal yield curve was also a headwind for returns as it lagged the Index.

•  Duration positioning detracted from results. Having a shorter duration than that of the benchmark was not rewarded.

•  The Fund's higher quality credit bias was a headwind for returns. An underweight to BBB-rated municipal bonds hindered performance relative to the benchmark.

•  Positioning in certain sectors detracted from performance. Underweights to the hospital and water sectors dragged on relative returns.

•  Security selection, overall, detracted from the Fund's performance during the reporting period.

Outlook

Looking ahead, we are maintaining our strategic, long-term duration posture, and will continue to avoid directional rate maneuvers. We continue to closely monitor the muni yield curve, seeking to take advantage of its inefficiencies. We overweight and underweight different areas of the curve in an attempt to drive performance relative to the benchmark.

With average credit spreads remaining near tight levels, from a credit perspective we generally favor bonds rated AA and AAA that have tighter spreads than reach for yield in the A and BBB categories. That said, bonds rated A and BBB may become more attractive if spreads widen further. While we maintain no exposure to Puerto Rico, we are closely following events on the island to determine if there exists any lesson to be learned for possible future investments in the market.

We also seek opportunities from embedded call options and will watch the impact that the Tax Cuts and Jobs Act has on the structure of new municipal bond issuance. This has been a significant source of value for our risk-adjusted returns. Our targets are mostly driven by longer-term, strategic perspectives, as well as by dynamic yield curve selection and total return analysis.

SMA Relationship Trust—Series M

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series M Managing Director UBS Asset Management (Americas) Inc.	Elbridge T. Gerry Portfolio Manager SMA Relationship Trust—Series M Managing Director UBS Asset Management (Americas) Inc.

Kevin McIntyre Portfolio Manager SMA Relationship Trust—Series M Executive Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2017. The views and opinions in the letter were current as of February 16, 2018. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/am-us.

SMA Relationship Trust—Series M

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/17	1 year	5 years	10 years
SMA Relationship Trust—Series M	4.52%	3.18%	4.22%
Bloomberg Barclays Municipal Bond Index[1]	5.45	3.02	4.46
Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index[2]	4.88	2.55	4.26

1  The Bloomberg Barclays Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated tax exempt bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index is an unmanaged sub-index of the Bloomberg Barclays Municipal Managed Money Index, which is a rules-based, market-value-weighted index designed to track the performance of municipal securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal alternative minimum tax. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series M versus the Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index over 10 years through December 31, 2017.

SMA Relationship Trust—Series M

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Portfolio statistics—December 31, 2017 (unaudited)1

Summary of municipal securities by state

Percentage of net assets
Long-term municipal bonds
California	12.01%
Colorado	0.76
Connecticut	2.15
District of Columbia	0.75
Florida	11.97
Georgia	0.72
Illinois	5.21
Louisiana	1.42
Maryland	1.58
Massachusetts	9.83
Minnesota	0.04
Missouri	0.12
New Jersey	5.40
New York	20.22
North Carolina	2.25
Ohio	0.65
Pennsylvania	6.99
Rhode Island	2.42
South Carolina	1.02
Tennessee	2.35
Texas	9.47
Washington	0.71
Wisconsin	0.78
Total long-term municipal bonds	98.82%
Short-term investments	0.03
Total investments	98.85%
Cash and other assets, less liabilities	1.15
Net assets	100.00%

1  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2017

	Face amount	Value
Long-term municipal bonds—98.82%
California—12.01%
California Health Facilities Financing Authority Revenue Bonds, Series C, 1.670%, due 10/01/42[1]	$900,000	$900,000
California State Public Works Board Revenue Bonds, Series A, 5.000%, due 09/01/28	4,000,000	4,693,040
5.000%, due 09/01/32	3,625,000	4,197,061
Series F, 5.000%, due 05/01/26	1,000,000	1,198,990
5.000%, due 09/01/26	2,660,000	3,098,980
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement, Asset-Backed Revenue Bonds, Series A, 5.000%, due 06/01/29	1,400,000	1,615,922
5.000%, due 06/01/32	2,200,000	2,587,816
5.000%, due 06/01/33	1,200,000	1,406,208
State of California, Various Purpose, GO Bonds, 5.000%, due 09/01/18	1,875,000	1,919,100
5.000%, due 09/01/28	5,000,000	6,147,100
		27,764,217
Colorado—0.76%
City and County of Denver, Airport System Revenue Bonds, Series A, 5.000%, due 11/15/23	1,500,000	1,752,420
Connecticut—2.15%
State of Connecticut, GO Bonds, Series B, 5.000%, due 04/15/25	1,535,000	1,785,696
5.000%, due 05/15/26	2,700,000	3,177,684
		4,963,380
District of Columbia—0.75%
District of Columbia Income Tax Revenue Bonds, Series A, 5.000%, due 12/01/22	1,510,000	1,737,663
Florida—11.97%
City of Gainesville, Florida Utilities System Revenue Bonds, Series A, 5.000%, due 10/01/26	1,500,000	1,845,795
Miami-Dade County, Water & Sewer Revenue Bonds, 5.000%, due 10/01/24	2,000,000	2,375,360
Pinellas County Health Facilities Authority, Baycare Health Systems Revenue Bonds, Series A-1, 1.990%, due 11/01/38[1]	200,000	200,000
	Face amount	Value
Long-term municipal bonds—(continued)
Florida—(concluded)
School Board of Volusia County, Certificates Refunding, Master Lease Program, COP, Series B, 5.000%, due 08/01/31	$3,000,000	$3,493,770
School District of St. Lucie County, Sales Tax Revenue Bonds, AGM, 5.000%, due 10/01/26	2,500,000	2,991,925
The School Board of Broward County, COP, Series A, 5.000%, due 07/01/28	2,250,000	2,731,815
Series B, 5.000%, due 07/01/30	2,000,000	2,345,740
The School Board of Miami-Dade County, COP, Series A, 5.000%, due 05/01/31	4,000,000	4,627,960
Series B, 5.000%, due 05/01/26	1,900,000	2,253,932
Series D, 5.000%, due 02/01/23	3,195,000	3,642,300
The School Board of Orange County, COP, Series D, 5.000%, due 08/01/22	1,025,000	1,164,636
		27,673,233
Georgia—0.72%
State of Georgia, GO Bonds, Series A, 5.000%, due 02/01/19	1,610,000	1,670,713
Illinois—5.21%
City of Chicago O'Hare International Airport, Senior Lien Revenue Bonds, Series B, 5.000%, due 01/01/24	1,510,000	1,765,628
City of Chicago O'Hare International Airport, Third Lien Revenue Bonds, Series B, 5.000%, due 01/01/23	2,250,000	2,576,227
County of Cook, GO Bonds, Series A, 5.000%, due 11/15/20	2,500,000	2,712,250
Illinois State Toll Highway Authority Revenue Bonds, Series A, 5.000%, due 12/01/21	1,220,000	1,363,838
5.000%, due 12/01/32	2,175,000	2,539,356
State of Illinois, Sales Tax Revenue Bonds, NATL-RE, 5.750%, due 06/15/20	1,000,000	1,090,470
		12,047,769
Louisiana—1.42%
City of New Orleans, GO Bonds, AGC-ICC, FGIC, 5.500%, due 12/01/21	3,010,000	3,275,060

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2017

	Face amount	Value
Long-term municipal bonds—(continued)
Maryland—1.58%
State of Maryland, State and Local Facilities Loan, GO Bonds, Series B, 5.000%, due 08/01/25	$3,000,000	$3,665,250
Massachusetts—9.83%
The Commonwealth of Massachusetts, Consolidated Loan of 2014, GO Bonds, Series F, 5.000%, due 11/01/22[2]	4,075,000	4,677,326
The Commonwealth of Massachusetts, Consolidated Loan, GO Bonds, Series A, 5.000%, due 07/01/30	2,260,000	2,743,957
5.000%, due 03/01/35	1,815,000	2,088,212
Series C, 5.000%, due 07/01/22[2]	1,395,000	1,588,849
Series D, 5.000%, due 07/01/26	2,500,000	3,078,850
The Commonwealth of Massachusetts, GO Bonds, Series A, 2.000%, due 04/23/18	2,900,000	2,905,510
Series E, 5.000%, due 11/01/27	4,505,000	5,654,991
		22,737,695
Minnesota—0.04%
Rochester Minnesota Health Care Facilities Revenue Bonds, Series A, 1.720%, due 11/15/38[1]	100,000	100,000
Missouri—0.12%
St. Charles County, Public Water District No. 2, COP, Series A, 1.700%, due 12/01/36[1]	275,000	275,000
New Jersey—5.40%
New Jersey Turnpike Authority Revenue Bonds, Series A, 5.000%, due 01/01/30	3,500,000	4,090,065
State of New Jersey, GO Bonds, 5.000%, due 06/01/18	2,500,000	2,535,900
5.000%, due 06/01/21	3,300,000	3,613,368
Series L, AMBAC, 5.250%, due 07/15/19	1,415,000	1,489,160
Series Q, 5.000%, due 08/15/19	725,000	762,026
		12,490,519
New York—20.22%
City of New York, GO Bonds, Series A, 5.000%, due 08/01/27	2,500,000	3,103,950
Subseries D-4, 1.750%, due 08/01/40[1]	100,000	100,000
	Face amount	Value
Long-term municipal bonds—(continued)
New York—(concluded)
County of Nassau, GO Bonds, Series B, 3.000%, due 09/18/18	$2,365,000	$2,387,728
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution Fiscal 2012 Revenue Bonds, Series DD, 5.000%, due 06/15/36	3,000,000	3,504,480
Series EE, 5.000%, due 06/15/36	2,760,000	3,224,122
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution Fiscal 2017 Revenue Bonds, Series EE, 5.000%, due 06/15/33	2,000,000	2,418,500
New York City Transitional Finance Authority Revenue Bonds, Subseries E-1, 4.000%, due 02/01/18	1,590,000	1,593,670
5.000%, due 02/01/32	2,380,000	2,837,674
Series S-1, 5.000%, due 07/15/31	1,050,000	1,238,349
New York State Dormitory Authority, New York University Revenue Bonds, Series A, BHAC-CR, 5.250%, due 07/01/18[2]	1,130,000	1,151,018
New York State Dormitory Authority, Sales Tax Revenue Bonds, Series A, 5.000%, due 03/15/25	8,000,000	9,661,280
New York State Dormitory Authority, State Personal Taxable General Purpose, Special Tax, Series A, 5.000%, due 02/15/29	4,000,000	4,566,160
New York State Urban Development Corp., Special Tax, Series A, 5.000%, due 03/15/34	3,000,000	3,456,090
Series A-1, 5.000%, due 03/15/27	6,495,000	7,511,662
		46,754,683
North Carolina—2.25%
County of Wake, GO Bonds, Series A, 5.000%, due 03/01/25	4,290,000	5,205,186
Ohio—0.65%
State of Ohio, Cleveland Clinic Health System Revenue Bonds, Series A, 5.500%, due 01/01/19[2]	1,440,000	1,497,081

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2017

	Face amount	Value
Long-term municipal bonds—(continued)
Pennsylvania—6.99%
City of Philadelphia, GO Bonds, 5.000%, due 08/01/24	$2,000,000	$2,323,880
Series A, 5.000%, due 08/01/24	2,180,000	2,533,029
Commonwealth of Pennsylvania, GO Bonds, 5.000%, due 06/01/18	2,190,000	2,221,164
5.000%, due 01/01/24	3,055,000	3,532,924
5.000%, due 09/15/26	1,225,000	1,475,831
5.000%, due 01/01/28	3,400,000	4,080,884
		16,167,712
Rhode Island—2.42%
Rhode Island Health & Educational Building Corp., Tockwotton Home Issue Revenue Bonds, 8.375%, due 01/01/21[2]	3,000,000	3,576,390
Tobacco Settlement Financing Corp., Asset-Backed Revenue Bonds, Series A, 4.000%, due 06/01/18	2,000,000	2,019,980
		5,596,370
South Carolina—1.02%
South Carolina Public Service Authority Revenue Bonds, Series A, 5.000%, due 12/01/24	2,000,000	2,350,180
Tennessee—2.35%
State of Tennessee, GO Bonds, Series A, 5.000%, due 08/01/19	1,490,000	1,568,598
Series B, 5.000%, due 08/01/23	3,295,000	3,863,585
		5,432,183
Texas—9.47%
City of Dallas, Waterworks and Sewer System Revenue Bonds, Series A, 5.000%, due 10/01/31	2,355,000	2,818,864
Cypress-Fairbanks Independent School District, GO Bonds, PSF-GTD, 5.000%, due 02/15/27	1,370,000	1,661,618
Garland Independent School District, GO Bonds, PSF-GTD, 5.000%, due 02/15/25	2,400,000	2,882,400
Harris County Cultural Education Facilities Finance Corp., Children's Hospital Revenue Bonds, Series 1, 5.000%, due 10/01/24	2,500,000	2,970,975
	Face amount	Value
Long-term municipal bonds—(concluded)
Texas—(concluded)
Harris County Cultural Education Facilities Finance Corp., Methodist Hospital Revenue Bonds, Subseries C-2, 1.800%, due 12/01/27[1]	$300,000	$300,000
Plano Independent School District, GO Bonds, PSF-GTD, 5.000%, due 02/15/25	2,525,000	3,038,105
State of Texas Revenue Bonds, 4.000%, due 08/30/18	1,900,000	1,931,350
State of Texas Transportation Commission Highway Fund First Tier Revenue Bonds, Series A, 5.000%, due 10/01/25	2,000,000	2,431,640
Texas A&M University, Financing System Revenue Bonds, Series E, 5.000%, due 05/15/25	2,775,000	3,359,443
University of Texas Revenue Bonds, Series B, 1.690%, due 08/01/39[1]	500,000	500,000
		21,894,395
Washington—0.71%
Washington State Health Care Facilities Authority Revenue Bonds, Series A, 5.000%, due 10/01/25	1,435,000	1,645,400
Wisconsin—0.78%
State of Wisconsin General Fund Annual Appropriation Revenue Bonds, Series B, 5.000%, due 05/01/31	1,500,000	1,809,090
Total long-term municipal bonds (cost—$224,589,211)		228,505,199
	Shares
Short-term investments—0.03%
Investment companies—0.03%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost—$80,163)	80,163	80,163
Total investments (cost $224,669,374)—98.85%		228,585,362
Cash and other assets, less liabilities—1.15%		2,654,189
Net assets—100.00%		$231,239,551

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2017

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 44. Portfolio footnotes begin below.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Long-term municipal bonds	$—	$228,505,199	$—	$228,505,199
Short-term investments	80,163	—	—	80,163
Total	$80,163	$228,505,199	$—	$228,585,362

At December 31, 2017, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate at the period end.

2  Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date or the date of the prerefunded call.

See accompanying notes to financial statements.

SMA Relationship Trust—Series S

February 16, 2018

Dear shareholder,

We present you with the annual report for Series S (the "Fund"), a series of SMA Relationship Trust, for the 12 months ended December 31, 2017.

Portfolio performance

For the 12-month period ended December 31, 2017, the Fund returned 17.81%. During the same period, the Fund's benchmark, the S&P SmallCap 600® Index (the "Index"), returned 13.23%. For reference, the Fund's previous index, the Russell 2000 Index, returned 14.65% over the period. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 27.)

The Fund outperformed its benchmark for the 12-month period due primarily to stock selection decisions.

Market overview

Equities performed well in 2017, as solid economic growth, still-low interest rates, and strong earnings propelled equity markets.

Small cap stocks had another strong year, with the S&P SmallCap 600® Index up 13.23%, though they lagged large cap returns. Small cap stocks seemed to be either going up or sideways at all times. As of December 31, 2017, small caps had not posted a -10% correction in nearly 700 days.

What worked in 2017 was very similar to what worked in 2015: growth over value, defensive over cyclical, energy lagging badly, and biotech/pharma out in front. With respect to factors, quality, low valuation, and low volatility all lagged in 2017.

Portfolio commentary

What worked:

•  Successful stock selection drove the Fund's outperformance during the 12 months ended December 31, 2017.

  – MiMedx is a medical supplies company that sells placental-based wound care products, mostly for diabetic foot ulcers. The company executed very well throughout 2017, exceeding earnings expectations several times during the year. MiMedx has begun to diversify its revenue stream, a development that has been received positively by investors.

  – Five9, Inc. produces cloud software for call centers. The year 2017 was a record one for Five9. The positive impact of several years of distribution expansion combined with disruption caused by the acquisitions of its main competitors set the stage for revenue growth in excess of 20%, as well as improved profitability.

SMA Relationship Trust—
Series S

Investment goal:

Maximum total return,
consisting of capital
appreciation and current
income while controlling risk

Portfolio managers:

Wilfred Talbot
Manulife Asset Management
(US) LLC

Commencement:

May 2, 2011

Dividend payments:

Annually

SMA Relationship Trust—Series S

  – American Woodmark manufactures kitchen and bath cabinets and vanities for the new construction and remodeling markets. The company grew both revenues and margins higher than consensus expectations. The company also completed a highly accretive acquisition in 2017.

  – Cadence Design Systems produces software for chip designers. Strong prospects for its customers acted as a tailwind for the stock during 2017. The position was closed prior to the end of the reporting period, as the shares reached our estimate of fair value.

  – Merit Medical Systems is a medical supplies company that sells a wide range of products to both interventional cardiologists and radiologists. The company performed quite well in 2017. Both sales and gross margin metrics exceeded expectations several times throughout the year. Furthermore, 2017 saw two medical technology acquisitions of companies with comparable businesses to Merit. This resulted in a higher trading multiple for Merit.

What didn't work:

•  Certain stock selection decisions detracted from relative returns during the 12-month period.

  – Synchronoss Technologies sells software for connected devices. Early in 2017, the company announced earnings that were significantly below expectations, as well as several departures among senior management. The stock declined significantly, and the holding was sold prior to the end of the reporting period in light of the uncertainty surrounding the company.

  – Patterson-UTI Energy is an energy services company that provides both contract drilling and pressure pumping services to oil and gas companies in the US. Oil price volatility during the year put pressure on energy stocks, which negatively affected the company. We continue to hold the company as of the end of the reporting period.

  – Smart Sand mines sand from fracking in northern Wisconsin, transports it, and sells it to oil producers in Texas. The stock price suffered during 2017 due to weak energy prices and increased competition. We closed our position in the company prior to the end of the reporting period.

  – Build-A-Bear Workshop is a store where people can customize stuffed animals and dolls. We had reasoned that, since the company's stores are more of a destination than others, Build-A-Bear Workshop could better resist the shift to e-commerce. In fact, store traffic proved weak. We continue to own the shares, as they are inexpensive relative to cash flow.

SMA Relationship Trust—Series S

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series S Managing Director UBS Asset Management (Americas) Inc.	Wilfred Talbot Senior Portfolio Manager SMA Relationship Trust—Series S Senior Managing Director Manulife Asset Management (US) LLC

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2017. The views and opinions in the letter were current as of February 16, 2018. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor or by calling UBS Funds at 800-647 1568.

SMA Relationship Trust—Series S

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/17	1 year	5 years	Since inception[1]
SMA Relationship Trust—Series S	17.81%	15.57%	12.03%
S&P SmallCap 600® Index[2,4]	13.23	15.99	12.95
Russell 2000 Index[3,4]	14.65	14.12	10.72

1  Since inception returns are calculated as of the performance inception date, May 2, 2011, of SMA Relationship Trust—Series S.

2  The S&P SmallCap 600® Index measures the small-cap segment of the US equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 is a subset of the Russell 3000. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors should note that indices do not reflect the deduction of fees and expenses.

4  Effective March 15, 2017, the benchmark of SMA Relationship Trust—Series S has been changed from the Russell 2000 Index to the S&P SmallCap 600® Index to more accurately reflect the Fund's investment strategy.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series S

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series S versus the S&P SmallCap 600® Index and Russell 2000 Index from May 2, 2011, which is the Fund inception date, through December 31, 2017.

SMA Relationship Trust—Series S

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series S

Portfolio statistics and industry diversification—December 31, 2017 (unaudited)1

Top ten holdings

Percentage of net assets
Univest Corp. of Pennsylvania	2.0%
ConnectOne Bancorp, Inc.	2.0
Emergent BioSolutions, Inc.	1.9
Patterson-UTI Energy, Inc.	1.9
Columbia Banking System, Inc.	1.8
Interface, Inc.	1.8
Banner Corp.	1.7
Deluxe Corp.	1.7
Valvoline, Inc.	1.7
UniFirst Corp.	1.7
Total	18.2%

Issuer breakdown by country or territory of origin

Percentage of net assets
United States	93.1%
Israel	1.7
Virgin Islands, British	0.6
Total	95.4%
Common stocks	Percentage of net assets
Aerospace & defense	0.73%
Auto components	1.62
Banks	14.21
Biotechnology	3.49
Building products	3.61
Capital markets	1.99
Chemicals	2.59
Commercial services & supplies	8.35
Communications equipment	1.16
Construction & engineering	1.66
Electric utilities	1.52
Electrical equipment	1.24
Electronic equipment, instruments & components	1.24
Energy equipment & services	1.85
Equity real estate investment trusts (REITs)	7.25
Food products	2.21
Health care equipment & supplies	5.04
Health care providers & services	2.23
Hotels, restaurants & leisure	3.26
Household durables	1.32
Internet software & services	2.45
Leisure products	1.04
Life sciences tools & services	2.84
Machinery	2.68
Media	1.48
Semiconductors & semiconductor equipment	4.68
Software	7.56
Specialty retail	2.31
Trading companies & distributors	2.62
Wireless telecommunication services	1.09
Total common stocks	95.32%
Short-term investments	3.33
Total investments	98.65%
Cash and other assets, less liabilities	1.35
Net assets	100.00%

1  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series S

Portfolio of investments—December 31, 2017

	Shares	Value
Common stocks—95.32%
Aerospace & defense—0.73%
Esterline Technologies Corp.*	4,381	$327,261
Auto components—1.62%
Tenneco, Inc.	12,433	727,828
Banks—14.21%
Access National Corp.	15,398	428,680
Banner Corp.	14,056	774,767
Brookline Bancorp, Inc.	38,714	607,810
Columbia Banking System, Inc.	19,006	825,621
ConnectOne Bancorp, Inc.	34,165	879,749
Hope Bancorp, Inc.	41,096	750,002
South State Corp.	8,073	703,562
Union Bankshares Corp.	13,685	494,986
Univest Corp. of Pennsylvania	32,186	902,817
		6,367,994
Biotechnology—3.49%
Emergent BioSolutions, Inc.*	18,283	849,611
Halozyme Therapeutics, Inc.*	13,419	271,869
MiMedx Group, Inc.*	34,970	440,972
		1,562,452
Building products—3.61%
American Woodmark Corp.*	4,305	560,726
Armstrong World Industries, Inc.*	9,717	588,365
Simpson Manufacturing Co., Inc.	8,139	467,260
		1,616,351
Capital markets—1.99%
Evercore, Inc., Class A	4,420	397,800
Moelis & Co., Class A	10,172	493,342
		891,142
Chemicals—2.59%
HB Fuller Co.	7,426	400,038
Valvoline, Inc.	30,265	758,441
		1,158,479
Commercial services & supplies—8.35%
ABM Industries, Inc.	18,534	699,103
Copart, Inc.*	16,754	723,605
Deluxe Corp.	10,016	769,630
Interface, Inc.	31,429	790,439
UniFirst Corp.	4,587	756,396
		3,739,173
Communications equipment—1.16%
Finisar Corp.*	25,503	518,986
Construction & engineering—1.66%
EMCOR Group, Inc.	9,100	743,925
Electric utilities—1.52%
Portland General Electric Co.	14,971	682,378
Electrical equipment—1.24%
Regal Beloit Corp.	7,266	556,576
	Shares	Value
Common stocks—(continued)
Electronic equipment, instruments & components—1.24%
AVX Corp.	31,997	$553,548
Energy equipment & services—1.85%
Patterson-UTI Energy, Inc.	36,069	829,948
Equity real estate investment trusts (REITs)—7.25%
American Assets Trust, Inc.	18,305	699,983
EPR Properties	10,755	704,022
First Industrial Realty Trust, Inc.	19,755	621,690
Retail Opportunity Investments Corp.	37,424	746,609
Urban Edge Properties	18,765	478,320
		3,250,624
Food products—2.21%
Amira Nature Foods Ltd.*	61,251	255,417
Hain Celestial Group, Inc. (The)*	9,505	402,917
TreeHouse Foods, Inc.*	6,701	331,431
		989,765
Health care equipment & supplies—5.04%
AtriCure, Inc.*	3,780	68,947
Cooper Cos., Inc. (The)	2,989	651,243
Integra LifeSciences Holdings Corp.*	8,310	397,717
Merit Medical Systems, Inc.*	12,876	556,243
SeaSpine Holdings Corp.*	57,913	586,080
		2,260,230
Health care providers & services—2.23%
Civitas Solutions, Inc.*	37,767	645,816
Patterson Cos., Inc.	9,826	355,013
		1,000,829
Hotels, restaurants & leisure—3.26%
Chuy's Holdings, Inc.*	15,959	447,650
Dave & Buster's Entertainment, Inc.*	9,132	503,812
Vail Resorts, Inc.	2,399	509,716
		1,461,178
Household durables—1.32%
Tupperware Brands Corp.	9,416	590,383
Internet software & services—2.45%
Five9, Inc.*	22,418	557,760
LogMeIn, Inc.	4,733	541,928
		1,099,688
Leisure products—1.04%
Nautilus, Inc.*	34,891	465,795
Life sciences tools & services—2.84%
Bio-Rad Laboratories, Inc., Class A*	2,960	706,463
INC Research Holdings, Inc., Class A*	12,995	566,582
		1,273,045
Machinery—2.68%
Mueller Water Products, Inc., Class A	49,685	622,553
Timken Co. (The)	11,743	577,168
		1,199,721

SMA Relationship Trust—Series S

Portfolio of investments—December 31, 2017

	Shares	Value
Common stocks—(continued)
Media—1.48%
Cinemark Holdings, Inc.	19,015	$662,102
Semiconductors & semiconductor equipment—4.68%
Integrated Device Technology, Inc.*	15,040	447,139
MKS Instruments, Inc.	4,339	410,036
NVE Corp.	5,790	497,940
ON Semiconductor Corp.*	35,500	743,370
		2,098,485
Software—7.56%
Barracuda Networks, Inc.*	23,067	634,342
Nice Ltd. ADR	8,217	755,224
Rapid7, Inc.*	17,966	335,246
SS&C Technologies Holdings, Inc.	15,635	632,905
Verint Systems, Inc.*	12,795	535,471
Workiva, Inc.*	23,154	495,496
		3,388,684
Specialty retail—2.31%
Build-A-Bear Workshop, Inc.*	34,300	315,560
Lithia Motors, Inc., Class A	3,632	412,559
Williams-Sonoma, Inc.	5,904	305,237
		1,033,356
	Shares	Value
Common stocks—(concluded)
Trading companies & distributors—2.62%
GMS, Inc.*	17,663	$664,836
Watsco, Inc.	2,982	507,059
		1,171,895
Wireless telecommunication services—1.09%
Boingo Wireless, Inc.*	21,655	487,237
Total common stocks (cost—$35,209,589)		42,709,058
Short-term investments—3.33%
Investment companies—3.33%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost—$1,493,323)	1,493,323	1,493,323
Total investments (cost—$36,702,912)—98.65%		44,202,381
Cash and other assets, less liabilities—1.35%		605,541
Net assets—100.00%		$44,807,922

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 44. Portfolio footnotes begin below.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$42,709,058	$—	$—	$42,709,058
Short-term investments	1,493,323	—	—	1,493,323
Total	$44,202,381	$—	$—	$44,202,381

At December 31, 2017, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

See accompanying notes to financial statements.

SMA Relationship Trust—Series T

February 16, 2018

Dear shareholder,

We present you with the annual report for Series T (the "Fund"), a series of SMA Relationship Trust, for the 12 months ended December 31, 2017.

Portfolio Performance

During the 12 month reporting period ended December 31, 2017, the Fund gained 5.95%. For comparison purposes, the Bloomberg Barclays US Corporate Bond Index returned 6.42% during the period. For reference, the Fund's previous benchmarks, the Bloomberg Barclays US Credit Index and the Bloomberg Barclays US Mortgage-Backed Securities Index, returned 6.18% and 2.47%, respectively. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 35.)

The Fund used derivatives during the reporting period. Certain interest rate derivatives were used to facilitate specific duration and yield curve strategies, while credit derivatives, such as credit default swaps and options on credit default swaps, were used to implement specific credit-related investment strategies. Throughout the reporting period, the Fund engaged in foreign exchange forwards to implement its active currency positions. Derivatives play a role in the overall portfolio construction process, but they are just one of the tools we use to manage the Fund's overall risk exposure and to implement the aforementioned strategies.

Market Commentary

The US fixed income market ended 2017 much like it began, but with an even flatter yield curve and tighter spreads. Yields on two-year U.S. Treasuries ended the year 0.69% higher at 1.89%, due to three 0.25% rate hikes by the Federal Reserve Board (the "Fed") in 2017 and consensus expectations for further Fed hikes in 2018. Meanwhile, yields on 10-year and 30-year U.S. Treasuries ended the year 0.02% and 0.31% lower, respectively, to close the year at 2.41% and 2.74%, respectively. Falling longer-term rates were triggered by benign inflation readings and strong investor demand.

Credit markets performed very well in 2017, with spreads in nearly all sectors ending the year notably tighter. This was driven by strong investor optimism and global demand for yield. All spread sectors outperformed Treasuries in 2017, with higher-beta sectors (e.g., high yield credit and emerging markets debt) outperforming lower-risk sectors (e.g., investment-grade credit). For example, the Bloomberg Barclays US Corporate High Yield Index returned 7.50% in 2017, with spreads tightening 0.66% to close the year at 3.43%. Meanwhile, the Bloomberg Barclays US Corporate Bond Index returned 6.42% in 2017, with spreads tightening 0.29% to close the year at 0.93% (a post-global financial crisis low).

The US dollar weakened nearly 10% in 2017, as the prospect for future Fed rate hikes appears to be fully priced into the currency, while inflation data continues to come in well below the Fed's 2% target.

Finally, the price of oil rebounded 12.5% in 2017 to close the year at just over $60 per barrel. This was due to continued improvement in global economic growth (i.e., increased demand) and the possibility for a 2018 extension of the OPEC production freeze (i.e., decreased supply).

SMA Relationship Trust—
Series T

Investment objective:

Maximum total return,
consisting of income and
capital appreciation

Portfolio managers:

Scott Dolan and
Craig Ellinger
UBS Asset Management
(Americas) Inc.

Commencement:

October 9, 2003

Dividend payments:

Monthly

SMA Relationship Trust—Series T

Portfolio Performance Summary

What Worked:

•  Sector exposure: The Fund's general overweight to and security selection within various credit sectors (e.g., investment grade and high yield credit, emerging markets debt and commercial mortgage-backed securities) were the primary contributors to returns in 2017. Spreads in nearly all fixed income sectors tightened during the reporting period, with higher-risk spread sectors outperforming lower-risk spread sectors.

What Didn't Work:

•  Security selection: The Fund's tactical positioning to agency mortgage-backed securities ("MBS") detracted from performance during the year, as rate volatility picked up in the second half of 2017, causing agency MBS to underperform.

Market Outlook

While 2017 was characterized by falling yields and a flatter yield curve, 2018 thus far has proven to be just the opposite. The prospect of higher inflation expectations resulting from the Trump administration's tax cut plan have taken center stage, resulting in higher yields, a steeper yield curve, and a spike in volatility to start the year. Indeed, various inflationary indicators have been trending higher of late, including wage growth, capital expenditure and the velocity of money. As such, the market has begun to shift its focus back to the Fed, which has penciled in three more 0.25% rate hikes for 2018. Should inflation indeed begin to accelerate as the market currently believes, the Fed may find itself in a position where hikes and/or balance sheet tapering may need to be ramped up. For now, that is not our base case. In our view, interest rates are likely to trend only modestly higher over the medium-term, as fundamentals continue to improve and global central bank policy remains net accommodative. Furthermore, investor demand for yield still provides a very strong tailwind supporting spread sectors globally, as evidenced by continuously tightening spreads despite the recent sell-off in the equity markets. As such, we continue to favor a modestly long carry bias in our portfolios, and prefer more tactical and relative value opportunities within rates and currencies rather than directional. We are cognizant, however, of expensive valuations and overall volatility and thus remain prudent from a risk management perspective.

SMA Relationship Trust—Series T

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series T Managing Director UBS Asset Management (Americas) Inc.	Scott Dolan Portfolio Manager SMA Relationship Trust—Series T Managing Director UBS Asset Management (Americas) Inc.

Craig Ellinger, CFA Portfolio Manager SMA Relationship Trust—Series T Managing Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2017. The views and opinions in the letter were current as of February 16, 2018. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor or by calling UBS Funds at (800) 647-1568.

SMA Relationship Trust—Series T

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/17	1 year	5 years	10 years
SMA Relationship Trust—Series T	5.95%	3.35%	(1.13)%
Bloomberg Barclays US Corporate Bond Index[1,4]	6.42	3.48	5.65
Bloomberg Barclays US Credit Index[2,4]	6.18	3.24	5.42
Bloomberg Barclays US Mortgage-Backed Securities Index[3,4]	2.47	2.04	3.84

1  The Bloomberg Barclays US Corporate Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated investment grade, fixed-rate, taxable corporate bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The Bloomberg Barclays US Credit Index is an unmanaged sub-index of the Bloomberg Barclays US Government/Credit Index, which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The Bloomberg Barclays US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the mortgage-backed passthrough securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

4  Effective August 1, 2017, SMA Relationship Trust Series T's primary benchmark index is the Bloomberg Barclays US Corporate Bond Index, replacing both the Bloomberg Barclays US Credit Index and Bloomberg Barclays US Mortgage-Backed Securities Index, to more accurately reflect the Fund's investment strategy.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series T

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series T versus the Bloomberg Barclays US Corporate Bond Index, the Bloomberg Barclays US Credit Index and the Bloomberg Barclays US Mortgage-Backed Securities Index over 10 years through December 31, 2017.

SMA Relationship Trust—Series T

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series T

Portfolio statistics—December 31, 2017 (unaudited)1

Top ten holdings

Percentage of net assets
Allergan Funding SCS, 3.800%, 03/15/25	1.7%
Apple, Inc., 4.450%, 05/06/44	1.5
Canadian Natural Resources Ltd., 4.950%, 06/01/47	1.5
Williams Partners LP, 5.100%, 09/15/45	1.5
Morgan Stanley, 5.500%, 07/28/21	1.4
HSBC Holdings plc, 5.100%, 04/05/21	1.4
Bank of America Corp., 4.450%, 03/03/26	1.4
Southern Power Co., 4.150%, 12/01/25	1.4
HCP, Inc., 4.250%, 11/15/23	1.4
Morgan Stanley, 4.000%, 07/23/25	1.4
Total	14.6%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
United States	74.8%
United Kingdom	6.3
Canada	3.5
Netherlands	3.4
Luxembourg	1.7
Total	89.7%

1  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series T

Industry diversification—December 31, 2017 (unaudited)1

Bonds Corporate bonds	Percentage of net assets
Aerospace & defense	1.79%
Air freight & logistics	0.71
Airlines	0.67
Automobiles	0.99
Banks	13.86
Beverages	2.73
Biotechnology	3.58
Building products	0.39
Capital markets	8.57
Chemicals	4.00
Communications equipment	0.31
Consumer finance	2.42
Diversified financial services	0.77
Diversified telecommunication services	4.39
Electric utilities	4.66
Electrical equipment	0.21
Equity real estate investment trusts (REITs)	2.60
Food & staples retailing	3.11
Food products	0.25
Health care equipment & supplies	0.18
Health care providers & services	0.61
Hotels, restaurants & leisure	1.71
Household durables	0.58
Independent power and renewable electricity producers	1.41
Industrial conglomerates	0.77
Insurance	4.43
Internet & direct marketing retail	0.68
Internet software & services	0.47
IT services	0.21
Bonds—(concluded) Corporate bonds—(concluded)	Percentage of net assets
Machinery	0.20%
Media	3.33
Metals & mining	1.46
Multiline retail	0.65
Multi-utilities	1.15
Oil, gas & consumable fuels	8.07
Pharmaceuticals	3.97
Road & rail	1.48
Semiconductors & semiconductor equipment	0.33
Software	1.89
Specialty retail	0.15
Technology hardware, storage & peripherals	2.47
Thrifts & mortgage finance	0.55
Tobacco	1.34
Trading companies & distributors	0.50
Wireless telecommunication services	0.45
Total corporate bonds	95.05%
Asset-backed securities	0.40
Commercial mortgage-backed securities	0.73
Non-U.S. government obligations	0.65
Total bonds	96.83%
Short-term investments	1.25
Total investments	98.08%
Cash and other assets, less liabilities	1.92
Net assets	100.00%

1  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2017

	Face amount	Value
Bonds—96.83%
Corporate bonds—95.05%
Australia—0.99%
Westpac Banking Corp., 2.100%, due 05/13/21	$750,000	$741,124
Canada—3.54%
Anadarko Finance Co., Series B, 7.500%, due 05/01/31	145,000	186,060
Canadian Natural Resources Ltd., 4.950%, due 06/01/47	1,000,000	1,118,136
Cenovus Energy, Inc., 5.400%, due 06/15/47	140,000	147,204
NOVA Chemicals Corp., 5.250%, due 08/01/23[1]	410,000	421,788
Suncor Energy, Inc., 4.000%, due 11/15/47	250,000	255,611
Yamana Gold, Inc., 4.950%, due 07/15/24	500,000	523,067
Total Canada corporate bonds		2,651,866
Cayman Islands—0.66%
Alibaba Group Holding Ltd., 2.800%, due 06/06/23	350,000	348,754
Vale Overseas Ltd., 4.375%, due 01/11/22	145,000	150,075
Total Cayman Islands corporate bonds		498,829
France—0.62%
Air Liquide Finance SA, 1.750%, due 09/27/21[1]	480,000	465,491
Germany—0.67%
Deutsche Bank AG, 2.850%, due 05/10/19	500,000	501,623
Ireland—1.62%
GE Capital International Funding Co. Unlimited Co., 3.373%, due 11/15/25	225,000	228,782
Shire Acquisitions Investments Ireland DAC, 2.400%, due 09/23/21	1,000,000	984,154
Total Ireland corporate bonds		1,212,936
Liberia—0.33%
Royal Caribbean Cruises Ltd., 3.700%, due 03/15/28	250,000	247,654
Luxembourg—1.66%
Allergan Funding SCS, 3.800%, due 03/15/25	1,220,000	1,241,740
Mexico—1.29%
America Movil SAB de CV, 3.125%, due 07/16/22	330,000	334,125
Mexichem SAB de CV, 5.500%, due 01/15/48[1]	250,000	244,375
Petroleos Mexicanos, 4.875%, due 01/24/22	370,000	385,262
Total Mexico corporate bonds		963,762
	Face amount	Value
Bonds—(continued)
Corporate bonds—(continued)
Netherlands—3.44%
Braskem Netherlands Finance BV, 4.500%, due 01/10/28[1]	$500,000	$493,125
Deutsche Telekom International Finance BV, 8.750%, due 06/15/30	100,000	147,913
Enel Finance International NV, 4.750%, due 05/25/47[1]	500,000	540,895
ING Bank NV, 5.000%, due 06/09/21[1]	500,000	538,318
Mylan NV, 3.950%, due 06/15/26	230,000	231,865
5.250%, due 06/15/46	250,000	273,696
Shell International Finance BV, 3.750%, due 09/12/46	250,000	254,730
4.000%, due 05/10/46	90,000	95,763
Total Netherlands corporate bonds		2,576,305
Spain—0.27%
Banco Santander SA, 3.500%, due 04/11/22	200,000	203,905
United Kingdom—6.30%
Anglo American Capital plc, 4.875%, due 05/14/25[1]	250,000	264,856
Aon plc, 3.500%, due 06/14/24	140,000	143,017
3.875%, due 12/15/25	120,000	125,435
Barclays plc, 4.337%, due 01/10/28	200,000	206,936
4.836%, due 05/09/28	1,000,000	1,040,552
BP Capital Markets plc, 3.062%, due 03/17/22	210,000	213,860
HSBC Holdings plc, 2.950%, due 05/25/21	330,000	332,235
5.100%, due 04/05/21	1,000,000	1,074,330
6.500%, due 09/15/37	110,000	144,561
Lloyds Banking Group plc, 4.582%, due 12/10/25	200,000	209,659
Royal Bank of Scotland Group plc, 3.875%, due 09/12/23	425,000	432,134
4.800%, due 04/05/26	500,000	537,093
Total United Kingdom corporate bonds		4,724,668
United States—73.66%
21st Century Fox America, Inc., 4.950%, due 10/15/45	100,000	117,590
Abbott Laboratories, 3.750%, due 11/30/26	130,000	133,456
AbbVie, Inc., 2.500%, due 05/14/20 240,000 240,725 3.200%, due 05/14/26	100,000	99,678
Amazon.com, Inc., 4.050%, due 08/22/47[1]	250,000	269,167
American International Group, Inc., 4.500%, due 07/16/44	500,000	538,081

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2017

	Face amount	Value
Bonds—(continued)
Corporate bonds—(continued)
United States—(continued)
Anadarko Petroleum Corp., 4.850%, due 03/15/21	$180,000	$190,070
Anheuser-Busch InBev Finance, Inc., 2.650%, due 02/01/21	1,000,000	1,004,930
4.700%, due 02/01/36	300,000	336,436
4.900%, due 02/01/46	610,000	706,355
Apple, Inc., 4.450%, due 05/06/44	1,000,000	1,141,237
AT&T, Inc., 4.100%, due 02/15/28[1]	153,000	153,461
4.300%, due 02/15/30[1]	301,000	300,930
4.900%, due 08/14/37	1,000,000	1,013,978
5.300%, due 08/14/58	250,000	250,589
6.000%, due 08/15/40	185,000	209,213
AvalonBay Communities, Inc., REIT 3.450%, due 06/01/25	150,000	153,689
Bank of America Corp., 4.200%, due 08/26/24	320,000	336,911
4.450%, due 03/03/26	1,000,000	1,067,134
6.110%, due 01/29/37	400,000	511,035
BAT Capital Corp., 3.222%, due 08/15/24[1]	500,000	499,867
Berkshire Hathaway Energy Co., 5.150%, due 11/15/43	299,000	363,151
Biogen, Inc., 3.625%, due 09/15/22	300,000	310,864
4.050%, due 09/15/25	130,000	137,533
Boston Properties LP, REIT 3.800%, due 02/01/24	340,000	352,262
Brighthouse Financial, Inc., 4.700%, due 06/22/47[1]	110,000	112,116
Broadcom Corp., 3.875%, due 01/15/27[1]	250,000	245,943
Burlington Northern Santa Fe LLC, 5.150%, due 09/01/43	360,000	444,742
Capital One Financial Corp., 3.750%, due 07/28/26	200,000	199,106
4.200%, due 10/29/25	190,000	195,429
Celgene Corp., 3.550%, due 08/15/22	1,000,000	1,029,896
CF Industries, Inc., 3.450%, due 06/01/23	330,000	325,462
Charter Communications Operating LLC, 3.579%, due 07/23/20	350,000	356,502
Cisco Systems, Inc., 5.900%, due 02/15/39	170,000	232,249
Citigroup, Inc., 4.050%, due 07/30/22	1,000,000	1,040,668
5.500%, due 09/13/25	915,000	1,030,546
Comcast Corp., 3.969%, due 11/01/47	238,000	245,632
CVS Health Corp., 4.125%, due 05/15/21	1,000,000	1,038,865
	Face amount	Value
Bonds—(continued)
Corporate bonds—(continued)
United States—(continued)
Dell International LLC, 4.420%, due 06/15/21[1]	$150,000	$156,288
6.020%, due 06/15/26[1]	500,000	551,177
DISH DBS Corp., 7.875%, due 09/01/19	240,000	256,800
DTE Energy Co.,
Series F, 3.850%, due 12/01/23	260,000	270,311
Duke Energy Indiana LLC, 6.350%, due 08/15/38	193,000	264,880
Eaton Corp., 2.750%, due 11/02/22	160,000	160,446
Edison International, 2.950%, due 03/15/23	140,000	140,198
Energy Transfer LP, 9.000%, due 04/15/19	310,000	334,467
Enterprise Products Operating LLC, 2.850%, due 04/15/21	100,000	100,825
ERAC USA Finance LLC, 3.850%, due 11/15/24[1]	495,000	512,668
FedEx Corp., 4.400%, due 01/15/47	500,000	533,021
FirstEnergy Corp.,
Series B, 3.900%, due 07/15/27	1,000,000	1,024,354
Five Corners Funding Trust, 4.419%, due 11/15/23[1]	275,000	294,651
Florida Power & Light Co., 5.950%, due 02/01/38	70,000	93,498
Ford Motor Co., 7.450%, due 07/16/31	105,000	137,211
Ford Motor Credit Co. LLC, 3.336%, due 03/18/21	375,000	380,828
5.750%, due 02/01/21	500,000	542,795
General Electric Co., 4.650%, due 10/17/21	175,000	188,391
6.750%, due 03/15/32	285,000	390,273
General Motors Co., 6.600%, due 04/01/36	240,000	292,232
6.750%, due 04/01/46	250,000	314,521
General Motors Financial Co., Inc., 3.100%, due 01/15/19	170,000	170,909
3.700%, due 11/24/20	170,000	174,506
Gilead Sciences, Inc., 4.750%, due 03/01/46	750,000	866,772
Goldman Sachs Group, Inc. (The), 2.875%, due 02/25/21	1,000,000	1,007,304
3.850%, due 01/26/27	1,000,000	1,026,396
5.150%, due 05/22/45	100,000	115,864
5.750%, due 01/24/22	250,000	277,177
Hartford Financial Services Group, Inc. (The), 5.950%, due 10/15/36	250,000	318,194
HCA, Inc., 5.000%, due 03/15/24	250,000	260,000

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2017

	Face amount	Value
Bonds—(continued)
Corporate bonds—(continued)
United States—(continued)
HCP, Inc., REIT 4.250%, due 11/15/23	$1,000,000	$1,049,419
Home Depot, Inc. (The), 3.350%, due 09/15/25	110,000	113,655
Illinois Tool Works, Inc., 3.500%, due 03/01/24	140,000	146,515
Indiana Michigan Power Co., Series K, 4.550%, due 03/15/46	90,000	102,556
International Business Machines Corp., 2.250%, due 02/19/21	160,000	159,519
International Lease Finance Corp., 5.875%, due 08/15/22	340,000	376,628
JPMorgan Chase & Co., 3.875%, due 09/10/24	440,000	458,875
4.350%, due 08/15/21	750,000	795,380
Kinder Morgan Energy Partners LP, 5.000%, due 10/01/21	260,000	277,095
Kraft Heinz Foods Co., 5.200%, due 07/15/45	170,000	186,847
Kroger Co. (The), 3.400%, due 04/15/22	1,000,000	1,023,486
3.850%, due 08/01/23	260,000	270,554
Lennar Corp., 4.750%, due 05/30/25	220,000	228,525
Marathon Petroleum Corp., 4.750%, due 09/15/44	210,000	219,229
Masco Corp., 3.500%, due 04/01/21	110,000	111,722
4.450%, due 04/01/25	170,000	180,251
McDonald's Corp., 3.375%, due 05/26/25	1,000,000	1,031,142
MetLife, Inc., 6.400%, due 12/15/36	500,000	575,155
Microsoft Corp., 4.450%, due 11/03/45	270,000	316,172
Morgan Stanley, 4.000%, due 07/23/25	1,000,000	1,046,800
4.350%, due 09/08/26	615,000	644,262
4.875%, due 11/01/22	160,000	172,269
5.500%, due 07/28/21	1,000,000	1,093,729
MPLX LP, 4.875%, due 12/01/24	500,000	538,832
4.875%, due 06/01/25	130,000	139,293
NBCUniversal Media LLC, 4.375%, due 04/01/21	90,000	95,380
Netflix, Inc., 5.500%, due 02/15/22	230,000	241,788
Noble Energy, Inc., 5.050%, due 11/15/44	225,000	240,809
Oracle Corp., 5.375%, due 07/15/40	130,000	164,233
6.125%, due 07/08/39	500,000	686,151
	Face amount	Value
Bonds—(continued)
Corporate bonds—(continued)
United States—(continued)
Pacific Gas & Electric Co., 4.250%, due 03/15/46	$500,000	$524,295
5.800%, due 03/01/37	85,000	105,999
Pfizer, Inc., 7.200%, due 03/15/39	160,000	245,190
Philip Morris International, Inc., 2.900%, due 11/15/21	180,000	182,170
PPL Capital Funding, Inc., 4.700%, due 06/01/43	500,000	558,369
Principal Financial Group, Inc., 4.625%, due 09/15/42	850,000	945,960
Prudential Financial, Inc., 6.625%, due 06/21/40	110,000	154,359
Quicken Loans, Inc., 5.750%, due 05/01/25[1]	400,000	414,004
Reynolds American, Inc., 5.700%, due 08/15/35	270,000	321,631
Rockwell Collins, Inc., 3.500%, due 03/15/27	1,000,000	1,017,890
Sabine Pass Liquefaction LLC, 5.000%, due 03/15/27	340,000	364,751
Sempra Energy, 4.050%, due 12/01/23	220,000	230,085
Sherwin-Williams Co. (The), 2.250%, due 05/15/20	500,000	498,295
4.500%, due 06/01/47	500,000	546,165
Southern Copper Corp., 6.750%, due 04/16/40	120,000	156,156
Southern Power Co., 4.150%, due 12/01/25	1,000,000	1,053,577
Southwest Airlines Co., 2.750%, due 11/16/22	500,000	499,392
Sprint Capital Corp., 6.900%, due 05/01/19	280,000	292,950
Synchrony Financial, 4.500%, due 07/23/25	140,000	146,267
Target Corp., 3.625%, due 04/15/46	500,000	486,184
TCI Communications, Inc., 7.875%, due 02/15/26	104,000	138,299
Teachers Insurance & Annuity Association of America, 4.270%, due 05/15/47[1]	110,000	116,220
Time Warner Cable LLC, 7.300%, due 07/01/38	677,000	848,045
Time Warner Entertainment Co. LP, 8.375%, due 03/15/23	125,000	151,746
Time Warner, Inc., 2.950%, due 07/15/26	200,000	189,111
3.800%, due 02/15/27	100,000	99,877
Toll Brothers Finance Corp., 4.875%, due 11/15/25	200,000	209,000
Union Pacific Corp., 4.050%, due 11/15/45	140,000	151,177
United Technologies Corp., 6.050%, due 06/01/36	250,000	325,940

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2017

	Face amount	Value
Bonds—(continued)
Corporate bonds—(concluded)
United States—(concluded)
UnitedHealth Group, Inc., 4.625%, due 07/15/35	$170,000	$197,842
VEREIT Operating Partnership LP, REIT 4.125%, due 06/01/21	375,000	389,239
Verizon Communications, Inc., 4.522%, due 09/15/48	354,000	348,247
5.500%, due 03/16/47	500,000	569,219
Virginia Electric & Power Co., 3.450%, due 09/01/22	130,000	134,247
VMware, Inc., 2.950%, due 08/21/22	250,000	249,269
Wells Fargo & Co., 5.375%, due 11/02/43	190,000	226,063
Williams Partners LP, 4.300%, due 03/04/24	230,000	240,845
5.100%, due 09/15/45	1,000,000	1,098,839
Total United States corporate bonds		55,205,640
Total corporate bonds (cost—$70,023,388)		71,235,543
Asset-backed securities—0.40%
United States—0.40%
Verizon Owner Trust, Series 2017-2A, Class C, 2.380%, due 12/20/21[1] (cost—$299,970)	300,000	297,918
	Face amount	Value
Bonds—(concluded)
Commercial mortgage-backed securities—0.73%
United States—0.73%
Rosslyn Portfolio Trust, Series 2017-ROSS, Class E, 4.477%, due 06/15/33[1,2] (cost—$550,000)	$550,000	$551,920
Non-U.S. government obligations—0.65%
Colombia—0.44%
Republic of Colombia, 8.125%, due 05/21/24	260,000	330,200
Mexico—0.21%
United Mexican States, 4.000%, due 10/02/23	150,000	156,488
Total non-U.S. government obligations (cost—$473,122)		486,688
Total bonds (cost—$71,346,480)		72,572,069
	Shares
Short-term investments—1.25%
Investment companies—1.25%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost—$934,738)	934,738	934,738
Total investments (cost—$72,281,218)—98.08%		73,506,807
Cash and other assets, less liabilities—1.92%		1,438,246
Net assets—100.00%		$74,945,053

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 44. Portfolio footnotes begin on page 43.

Futures contracts

	Expiration date	Current notional amount	Value	Unrealized depreciation
U.S. Treasury futures sell contracts:
U.S. Treasury Ultra Bond, 8 contracts (USD)	March 2018	$(1,329,823)	$(1,341,250)	$(11,427)

Centrally cleared credit default swap agreements on credit indices—sell protection3

Referenced obligation	Notional amount		Maturity date	Payment frequency	Payments received by the Fund[4]	Upfront payments made	Value	Unrealized appreciation	Credit spread[5]
CDX.NA.HY. Series 29 Index	USD	1,000,000	12/20/22	Quarterly	5.000%	$(71,101)	$83,939	$12,838	3.077%

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2017

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$71,235,543	$—	$71,235,543
Asset-backed securities	—	297,918	—	297,918
Commercial mortgage-backed securities	—	551,920	—	551,920
Non-U.S. government obligations	—	486,688	—	486,688
Short-term investments	934,738	—	—	934,738
Swap agreements, at value	—	83,939	—	83,939
Total	$934,738	$72,656,008	$—	$73,590,746
Liabilities
Futures contracts	$(11,427)	$—	$—	$(11,427)

At December 31, 2017, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

2  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate at the period end.

3  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

4  Payments made or received are based on the notional amount.

5  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

SMA Relationship Trust

December 31, 2017

Portfolio acronyms

ADR  American Depositary Receipt

AGC-ICC  Assured Guaranty Corporation—Insured Custody Certificates

AGM  Assured Guaranty Municipal

AMBAC  American Municipal Bond Assurance Corporation

BHAC-CR  Berkshire Hathaway Assurance Corporation—Custodial Receipts

COP  Certificate of Participation

CVA  Dutch Certification—Depository Certificate

FGIC  Financial Guaranty Insurance Corporation

GO  General Obligation

NATL-RE  Reinsured by National Public Finance Guarantee Corporation

PSF-GTD  Permanent School Fund Guaranteed

REIT  Real Estate Investment Trust

Counterparty abbreviations

BB  Barclays Bank plc

CITI  Citibank NA

GSI  Goldman Sachs International

JPMCB  JPMorgan Chase Bank

MSC  Morgan Stanley & Co.

Currency abbreviations

CAD  Canadian Dollar

CHF  Swiss Franc

COP  Colombian Peso

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

ILS  Israel New Shekel

INR  Indian Rupee

JPY  Japanese Yen

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

See accompanying notes to financial statements.

SMA Relationship Trust

December 31, 2017 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds*, you may incur costs such as transactional costs (as applicable) or program fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 to December 31, 2017.

Actual expenses

The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as program fees. Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

*  Collectively refers to SMA Relationship Trust—Series G, SMA Relationship Trust—Series M, SMA Relationship Trust—Series S and SMA Relationship Trust—Series T.

SMA Relationship Trust

December 31, 2017 (unaudited)

	Beginning account value July 1, 2017	Ending account value December 31, 2017	Expenses paid during period* 07/01/17 – 12/31/17
Series G
Actual	$1,000.00	$1,129.70	$—
Hypothetical (5% annual return before expenses)	1,000.00	1,025.21	—
Series M
Actual	1,000.00	1,012.30	—
Hypothetical (5% annual return before expenses)	1,000.00	1,025.21	—
Series S
Actual	1,000.00	1,079.90	—
Hypothetical (5% annual return before expenses)	1,000.00	1,025.21	—
Series T
Actual	1,000.00	1,027.60	—
Hypothetical (5% annual return before expenses)	1,000.00	1,025.21	—

*  Expenses are equal to each Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period). UBS Asset Management (Americas) Inc., the Funds' advisor, is responsible for paying expenses it incurs in providing advisory services as well as the operating expenses of each Fund.

This page intentionally left blank.

SMA Relationship Trust

Statement of assets and liabilities
December 31, 2017

	Series G	Series M
Assets:
Investments, at cost:
Unaffiliated issuers	$116,630,984	$224,669,374
Foreign currency	377,653	—
	$117,008,637	$224,669,374
Investments, at value:
Unaffiliated issuers	$143,227,488	$228,585,362
Foreign currency	379,455	—
Receivables:
Investment securities sold	266,185	—
Dividends and interest	88,330	2,673,014
Fund shares sold	47,992	1,531,789
Foreign tax reclaims	253,834	—
Variation margin on centrally cleared swap agreements	—	—
Due from broker	—	—
Due from Advisor	—	—
Cash collateral for futures contracts	—	—
Cash collateral for swap agreements	—	—
Unrealized appreciation on forward foreign currency contracts	236,482	—
Total assets	144,499,766	232,790,165
Liabilities:
Payables:
Investment securities purchased	135,027	1,497,384
Fund shares redeemed	203,036	53,230
Variation margin on futures contracts	—	—
Unrealized depreciation on forward foreign currency contracts	492,678	—
Total liabilities	830,741	1,550,614
Net assets	$143,669,025	$231,239,551
Net assets consist of:
Beneficial interest	$168,786,021	$228,122,463
Accumulated undistributed (distributions in excess of) net investment income	(458,237)	6,054
Accumulated net realized gain (loss)	(51,004,416)	(804,954)
Net unrealized appreciation	26,345,657	3,915,988
Net assets	$143,669,025	$231,239,551
Shares outstanding	13,821,458	20,604,604
Net asset value, offering and redemption proceeds per share	$10.39	$11.22

SMA Relationship Trust

	Series S	Series T
Assets:
Investments, at cost:
Unaffiliated issuers	$36,702,912	$72,281,218
Foreign currency	—	—
	$36,702,912	$72,281,218
Investments, at value:
Unaffiliated issuers	$44,202,381	$73,506,807
Foreign currency	—	—
Receivables:
Investment securities sold	—	—
Dividends and interest	34,925	795,132
Fund shares sold	1,491,313	636,743
Foreign tax reclaims	—	—
Variation margin on centrally cleared swap agreements	—	36,962
Due from broker	—	8,266
Due from Advisor	2,041	—
Cash collateral for futures contracts	—	29,600
Cash collateral for swap agreements	—	49,827
Unrealized appreciation on forward foreign currency contracts	—	—
Total assets	45,730,660	75,063,337
Liabilities:
Payables:
Investment securities purchased	89,928	—
Fund shares redeemed	832,810	106,857
Variation margin on futures contracts	—	11,427
Unrealized depreciation on forward foreign currency contracts	—	—
Total liabilities	922,738	118,284
Net assets	$44,807,922	$74,945,053
Net assets consist of:
Beneficial interest	$35,284,788	$100,462,050
Accumulated undistributed (distributions in excess of) net investment income	—	860,317
Accumulated net realized gain (loss)	2,023,665	(27,604,314)
Net unrealized appreciation	7,499,469	1,227,000
Net assets	$44,807,922	$74,945,053
Shares outstanding	3,789,695	16,061,554
Net asset value, offering and redemption proceeds per share	$11.82	$4.67

See accompanying notes to financial statements.

SMA Relationship Trust

Statement of operations
For the year ended December 31, 2017

	Series G	Series M
Investment income:
Dividends and other	$3,986,186	$1,742
Interest	—	5,627,902
Foreign tax withheld	(320,383)	—
Net investment income	3,665,803	5,629,644
Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) on:
Investments in unaffiliated issuers	8,530,455	518,262
Futures contracts	—	—
Options written	—	—
Swap agreements	—	—
Forward foreign currency contracts	579,850	—
Foreign currency transactions	149,550	—
Net realized gain	9,259,855	518,262
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	24,060,839	3,720,136
Futures contracts	—	—
Options written	—	—
Swap agreements	—	—
Forward foreign currency contracts	(284,988)	—
Translation of other assets and liabilities denominated in foreign currency	27,291	—
Change in net unrealized appreciation (depreciation)	23,803,142	3,720,136
Net realized and unrealized gain from investment activities	33,062,997	4,238,398
Contributions from Advisor	11,384	—
Net increase in net assets resulting from operations	$36,740,184	$9,868,042

SMA Relationship Trust

	Series S	Series T
Investment income:
Dividends and other	$704,054	$46,203
Interest	—	2,623,365
Foreign tax withheld	—	—
Net investment income	704,054	2,669,568
Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) on:
Investments in unaffiliated issuers	9,863,615	1,009,392
Futures contracts	—	(167,919)
Options written	—	(135,899)
Swap agreements	—	128,629
Forward foreign currency contracts	—	154,835
Foreign currency transactions	—	(54,760)
Net realized gain	9,863,615	934,278
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(2,198,845)	1,066,695
Futures contracts	—	31,752
Options written	—	(3,102)
Swap agreements	—	(45,691)
Forward foreign currency contracts	—	5,684
Translation of other assets and liabilities denominated in foreign currency	—	763
Change in net unrealized appreciation (depreciation)	(2,198,845)	1,056,101
Net realized and unrealized gain from investment activities	7,664,770	1,990,379
Contributions from Advisor	—	—
Net increase in net assets resulting from operations	$8,368,824	$4,659,947

See accompanying notes to financial statements.

SMA Relationship Trust

Statement of changes in net assets

	Series G		Series M
	Year ended December 31,		Year ended December 31,
	2017	2016	2017	2016
From operations:
Net investment income	$3,665,803	$4,261,379	$5,629,644	$6,396,304
Net realized gain (loss)	9,259,855	(10,730,528)	518,262	2,631,015
Change in net unrealized appreciation (depreciation)	23,803,142	12,485,920	3,720,136	(8,292,075)
Contribution from Advisor	11,384	—	—	—
Net increase in net assets from operations	36,740,184	6,016,771	9,868,042	735,244
Dividends and distributions to shareholders from:
Net investment income	(4,089,745)	(5,541,165)	(5,626,834)	(6,398,390)
Net realized gain	—	—	—	—
Total dividends and distributions to shareholders	(4,089,745)	(5,541,165)	(5,626,834)	(6,398,390)
From beneficial interest transactions:
Proceeds from shares sold	36,742,756	62,257,040	77,168,687	81,731,821
Cost of shares redeemed	(76,210,861)	(55,366,608)	(93,961,759)	(69,312,324)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(39,468,105)	6,890,432	(16,793,072)	12,419,497
Increase (decrease) in net asset	(6,817,666)	7,366,038	(12,551,864)	6,756,351
Net assets:
Net assets, beginning of year	150,486,691	143,120,653	243,791,415	237,035,064
Net assets, end of year	$143,669,025	$150,486,691	$231,239,551	$243,791,415
Accumulated undistributed (distributions in excess) net investment income	$(458,237)	$(837,642)	$6,054	$3,244

SMA Relationship Trust

	Series S		Series T
	Year ended December 31,		Year ended December 31,
	2017	2016	2017	2016
From operations:
Net investment income	$704,054	$1,042,713	$2,669,568	$2,554,042
Net realized gain (loss)	9,863,615	2,770,624	934,278	(504,899)
Change in net unrealized appreciation (depreciation)	(2,198,845)	12,601,196	1,056,101	1,703,968
Contribution from Advisor	—	—	—	—
Net increase in net assets from operations	8,368,824	16,414,533	4,659,947	3,753,111
Dividends and distributions to shareholders from:
Net investment income	(850,533)	(908,034)	(3,416,339)	(3,140,204)
Net realized gain	(7,368,294)	(4,248,022)	—	—
Total dividends and distributions to shareholders	(8,218,827)	(5,156,056)	(3,416,339)	(3,140,204)
From beneficial interest transactions:
Proceeds from shares sold	18,741,809	15,638,054	50,050,338	12,878,585
Cost of shares redeemed	(31,420,482)	(24,018,069)	(71,511,892)	(25,822,231)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(12,678,673)	(8,380,015)	(21,461,554)	(12,943,646)
Increase (decrease) in net asset	(12,528,676)	2,878,462	(20,217,946)	(12,330,739)
Net assets:
Net assets, beginning of year	57,336,598	54,458,136	95,162,999	107,493,738
Net assets, end of year	$44,807,922	$57,336,598	$74,945,053	$95,162,999
Accumulated undistributed (distributions in excess) net investment income	$—	$138,248	$860,317	$1,515,783

See accompanying notes to financial statements.

SMA Relationship Trust—Series G

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.23	$8.32	$8.93	$10.19	$8.76
Income (loss) from investment operations:
Net investment income[1]	0.25	0.22	0.20	0.21	0.19
Net realized and unrealized gain (loss)	2.20	(0.01)[3]	(0.73)	(1.29)	1.53
Net increase from payment by Advisor	0.00[4]	—	—	—	—
Total income (loss) from investment operations	2.45	0.21	(0.53)	(1.08)	1.72
Dividends/distributions:
From net investment income	(0.29)	(0.30)	(0.08)	(0.18)	(0.29)
Net asset value, end of year	$10.39	$8.23	$8.32	$8.93	$10.19
Total investment return[2]	30.02%[5]	2.40%	(5.94)%	(10.60)%	19.74%
Ratios to average net assets:
Net investment income	2.62%	2.66%	2.26%	2.10%	2.00%
Supplemental data:
Net assets, end of year (000's)	$143,669	$150,487	$143,121	$78,554	$93,989
Portfolio turnover rate	45%	67%	52%	146%	100%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  In addition to net realized and unrealized losses on investments as set forth in the Statement of operations, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the Fund's investments.

4  Amount represents less than $0.005 per share.

5  During the period ended December 31, 2017, the Advisor reimbursed the Fund $11,384 for a trading error, it had no impact on the Fund's total return.

See accompanying notes to financial statements.

SMA Relationship Trust—Series M

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.01	$11.23	$11.05	$10.59	$10.97
Income (loss) from investment operations:
Net investment income[1]	0.28	0.30	0.32	0.31	0.27
Net realized and unrealized gain (loss)	0.21	(0.22)	0.18	0.47	(0.39)
Total income (loss) from investment operations	0.49	0.08	0.50	0.78	(0.12)
Dividends/distributions:
From net investment income	(0.28)	(0.30)	(0.32)	(0.32)	(0.26)
Net asset value, end of year	$11.22	$11.01	$11.23	$11.05	$10.59
Total investment return[2]	4.52%	0.68%	4.61%	7.40%	(1.05)%
Ratios to average net assets:
Net investment income (loss)	2.52%	2.62%	2.90%	2.87%	2.49%
Supplemental data:
Net assets, end of year (000's)	$231,240	$243,791	$237,035	$212,173	$206,770
Portfolio turnover rate[3]	40%	76%	68%	80%	91%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares.

3  Effective with the period ended December 31, 2017, calculation of the portfolio turnover rate excludes transactions involving variable-rate demand notes,which are considered short-term instruments due to the ability to demand immediate repayment.

See accompanying notes to financial statements.

SMA Relationship Trust—Series S

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.88	$10.09	$11.51	$13.35	$10.07
Income (loss) from investment operations:
Net investment income[1]	0.18	0.19	0.16	0.14	0.13
Net realized and unrealized gain (loss)	1.96	2.66	(0.01)[3]	(0.20)	3.40
Total income (loss) from investment operations	2.14	2.85	0.15	(0.06)	3.53
Dividends/distributions:
From net investment income	(0.23)	(0.19)	(0.20)	(0.15)	(0.14)
From net realized gains	(1.97)	(0.87)	(1.37)	(1.63)	(0.11)
Total dividends/distributions	(2.20)	(1.06)	(1.57)	(1.78)	(0.25)
Net asset value, end of year	$11.82	$11.88	$10.09	$11.51	$13.35
Total investment return[2]	17.81%	28.24%	1.41%	(0.35)%	35.07%
Ratios to average net assets:
Net investment income	1.40%	1.71%	1.37%	1.07%	1.10%
Supplemental data:
Net assets, end of year (000's)	$44,808	$57,337	$54,458	$58,733	$74,481
Portfolio turnover rate	50%	62%	145%	58%	54%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  In addition to net realized and unrealized losses on investments as set forth in the Statement of operations, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the Fund's investments.

See accompanying notes to financial statements.

SMA Relationship Trust—Series T

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$4.60	$4.58	$4.72	$4.52	$4.68
Income (loss) from investment operations:
Net investment income[1]	0.15	0.12	0.11	0.11	0.04
Net realized and unrealized gain (loss)	0.12	0.05	(0.10)	0.22	(0.05)
Total income (loss) from investment operations	0.27	0.17	0.01	0.33	(0.01)
Dividends/distributions:
From net investment income	(0.20)	(0.15)	(0.15)	(0.13)	(0.15)
Net asset value, end of year	$4.67	$4.60	$4.58	$4.72	$4.52
Total investment return[2]	5.95%	3.69%	0.19%	7.47%	(0.32)%
Ratios to average net assets:
Net investment income	3.25%	2.56%	2.30%	2.29%	0.79%
Supplemental data:
Net assets, end of year (000's)	$74,945	$95,163	$107,494	$109,906	$100,992
Portfolio turnover rate	488%	996%	957%	788%	505%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

SMA Relationship Trust

Notes to financial statements

Organization and significant accounting policies

SMA Relationship Trust (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, currently offering multiple series representing separate investment portfolios.

The Trust has four series available for investment, each having its own investment objectives and policies: Series G, Series M, Series S and Series T (each a "Fund", and collectively, the "Funds"). Each of the Funds is classified as a diversified investment company with the exception of SMA Relationship Trust—Series M, which is classified as non-diversified for purposes of the 1940 Act. The investment objective of Series G is to provide long-term capital appreciation. Series G pursues its investment objective by investing in equity securities of issuers economically tied to a number of countries throughout the world, excluding the US. The investment objective of Series M is to seek total return consisting of capital appreciation and current income exempt from federal income tax. Series M pursues its investment objective by investing primarily in municipal bonds. The investment objective of Series S is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Series S pursues its investment objective by investing in equity securities of US small capitalization companies. The investment objective of Series T is to maximize total return, consisting of income and capital appreciation by investing in securities, financial instruments and affiliated investment companies to gain exposure to certain sectors of the fixed income market.

UBS Asset Management (Americas) Inc. ("UBS AM" or "Advisor") serves as the investment advisor and administrator for the Funds. Manulife Asset Management (US) LLC ("Manulife") serves as the subadvisor to Series S. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Funds. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Trust accounts separately for the assets, liabilities and operations of each Fund.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017. Management has assessed the impact of these regulatory developments and the changes are incorporated within the financial statements.

The following is a summary of significant accounting policies:

Investment transactions and investment income: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date") except in the case of certain

SMA Relationship Trust

Notes to financial statements

dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions: Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation: The books and records of the Funds are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by a Fund to meet its obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

SMA Relationship Trust

Notes to financial statements

Valuation of investments

Each Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Funds do not price their shares, on most national holidays and Good Friday. To the extent that a Fund's assets are traded in other markets on days when the NYSE is not open, the value of a Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, Fair Value

SMA Relationship Trust

Notes to financial statements

Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee ("VC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of each Fund's Portfolio of investments.

SMA Relationship Trust

Notes to financial statements

Investments

Securities traded on to-be-announced basis: Certain Funds may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Mortgage-backed securities: Certain Funds may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

SMA Relationship Trust

Notes to financial statements

Asset-backed securities: Certain Funds may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's portfolio footnotes.

Derivative instruments

Purchased options: Certain Funds may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments of unaffiliated issuers, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing: Certain Funds may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Fund has written, is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Fund has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

SMA Relationship Trust

Notes to financial statements

In the normal course of trading activities, the Funds trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Funds would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event. At December 31, 2017, the Funds did not hold any options written.

Futures contracts: Certain Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by a Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Forward foreign currency contracts: The Funds, except Series M, may enter into forward foreign currency contracts in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Funds. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Funds on contracts which have been sold or matured.

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Swap agreements: Certain Funds may engage in swap agreements, including, but not limited to, interest rate, credit default and total return swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Funds accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain or loss on swap agreements, in addition to realized gain or loss recorded upon

SMA Relationship Trust

Notes to financial statements

the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

SMA Relationship Trust

Notes to financial statements

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

Derivatives by underlying risk: Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended December 31, 2017, except forward foreign currency contracts for Series G and forward foreign currency contracts and futures contracts for Series T for which the volume during the period was higher than at period end.

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Funds may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate

SMA Relationship Trust

Notes to financial statements

fair value of assets that are already posted as collateral as of December 31, 2017 is reflected in the Statement of assets and liabilities.

At December 31, 2017, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Credit risk	Total
Series T
Swap agreements	$83,939	$83,939

Liability derivatives2

	Interest rate risk	Total
Series T
Futures contracts	$(11,427)	$(11,427)

During the period ended December 31, 2017, net realized gains (losses) and change in net unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Total
Series T
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$154,835	$—	$154,835
Futures contracts	(167,919)	—	—	(167,919)
Options purchased	9,518	—	(19,080)	(9,562)
Options written	—	(99,899)	(36,000)	(135,899)
Swap agreements	—	—	128,629	128,629
Total net realized gain (loss)	$(158,401)	$54,936	$73,549	$(29,916)
Change in net unrealized appreciation (depreciation)[4]
Forward foreign currency contracts	$—	$5,684	$—	$5,684
Futures contracts	31,752	—	—	31,752
Options written	—	(3,102)	—	(3,102)
Swap agreements	—	—	(45,691)	(45,691)
Total change in net unrealized appreciation (depreciation)	$31,752	$2,582	$(45,691)	$(11,357)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities, options written are shown within options written, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

SMA Relationship Trust

Notes to financial statements

3  The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) of options purchased is shown in the Statement of operations in net realized gain (loss) on investments in unaffiliated issuers.

4  The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options purchased is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on investments.

Series G had open forward foreign currency contract assets and liabilities of $236,482 and $492,678, respectively, related to foreign exchange risk. Series G had net realized gains of $579,850 on forward foreign currency contracts related to foreign exchange risk and net change in unrealized depreciation of $284,988 on forward foreign currency contracts related to foreign exchange risk.

Offsetting of certain derivatives: The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

At December 31, 2017, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar agreement were as follows:

Series G

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$236,482	$(492,678)
Total gross amount of assets and liabilities subject to MNA or similar agreements	$236,482	$(492,678)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received	Net amount of assets
BB	$18,476	$—	$—	$18,476
GSI	17,444	—	—	17,444
JPMCB	126,244	(126,244)	—	—
MSC	74,318	(74,318)	—	—
Total	$236,482	$(200,562)	$—	$35,920

SMA Relationship Trust

Notes to financial statements

Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged	Net amount of liabilities
CITI	$(8,528)	$—	$—	$(8,528)
JPMCB	(361,600)	126,244	—	(235,356)
MSC	(122,550)	74,318	—	(48,232)
Total	$(492,678)	$200,562	$—	$(292,116)

At December 31, 2017, Series T's derivative assets and liabilities were not subject to MNAs.

Investment advisory and administration fees and other transactions with affiliates

The Funds' Board has approved an investment advisory and administration contract ("Advisory Contract") with UBS AM under which UBS AM serves as investment advisor and administrator of the Funds. Pursuant to the Advisory Contract, the Funds will not pay a fee to UBS AM for investment advisory services provided by UBS AM.

UBS AM (not the Funds) pays all ordinary operating expenses, interest expense, and commitment fees, excluding extraordinary expenses, incurred by the Funds. Additionally, with respect to Series S, UBS AM (not the Fund) pays Manulife Asset Management a fee for sub-advisory services.

The Funds may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended December 31, 2017, if any, have been included near the end of each Fund's Portfolio of investments.

The following Fund has incurred brokerage commissions with UBS Group AG, an affiliated broker-dealer.
Amounts relating to those transactions for the period ended December 31, 2017, were as follows:

Fund	Amount
Series G	$144

Bank line of credit

The Funds participate with other funds managed by UBS AM in a $50 million committed credit facility (the "Committed Credit Facility") with JPMorgan Chase Bank. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Each Fund covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the Funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of Funds and the other 50% of the allocation is based on utilization. For the period ended December 31, 2017, the following Fund had borrowings as follows:

Fund	Average daily borrowings	Number of days outstanding	Interest expense paid by Advisor*	Weighted average annualized interest rate
Series S	$5,796,978	5	$2,041	2.57%

*  Interest expense is the responsibility of the Advisor. At December 31, 2017, Series S had a receivable from the Advisor of $2,041 for interest expense paid on behalf of the Advisor.

SMA Relationship Trust

Notes to financial statements

Commission recapture program

Certain Funds participate in a brokerage commission recapture program. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. During the period ended December 31, 2017, there were no recaptured commissions.

Purchases and sales of securities

For the period ended December 31, 2017, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Fund	Purchases		Sales proceeds
Series G	$61,146,880		$99,400,152
Series M	83,069,982	*	93,206,191	*
Series S	24,460,854		45,803,626
Series T	413,013,067		442,361,439

*  Effective with the fiscal year ended December 31, 2017, calculation of the purchases and sales proceeds excludes transactions involving variable-rate demand notes, which are considered short-term instruments due to the ability to demand immediate repayment.

Shares of beneficial interest

There is an unlimited number of shares of no par value beneficial interest authorized. Transactions in shares of beneficial interest for each of the Funds were as follows:

	Year ended December 31, 2017
Fund	Shares sold	Shares repurchased	Net decrease in shares outshanding
Series G	4,129,872	(8,601,021)	(4,471,149)
Series M	6,925,626	(8,468,603)	(1,542,977)
Series S	1,498,046	(2,532,859)	(1,034,813)
Series T	10,806,068	(15,409,775)	(4,603,707)
	Year ended December 31, 2016
Fund	Shares sold	Shares repurchased	Net increase (decrease) in shares outshanding
Series G	7,966,032	(6,869,329)	1,096,703
Series M	7,142,731	(6,110,457)	1,032,274
Series S	1,597,752	(2,169,691)	(571,939)
Series T	2,753,339	(5,540,015)	(2,786,676)

Contributions from Advisor

During the period ended December 31, 2017, the Advisor reimbursed Series G for a trading error in the amount of $11,384.

Federal tax status

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and

SMA Relationship Trust

Notes to financial statements

certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

	2017
Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total Distributions paid
Series G	$—	$4,089,745	$—	$4,089,745
Series M	5,580,015	46,819	—	5,626,834
Series S	—	3,535,837	4,682,990	8,218,827
Series T	—	3,416,339	—	3,416,339
	2016
Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total Distributions paid
Series G	$—	$5,541,165	$—	$5,541,165
Series M	6,392,809	5,581	—	6,398,390
Series S	—	908,034	4,248,022	5,156,056
Series T	—	3,140,204	—	3,140,204

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including derivatives, held at December 31, 2017 were as follows:

Fund	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
Series G	$120,223,204	$25,088,466	$(2,340,378)	$22,748,088
Series M	224,669,374	4,518,385	(602,397)	3,915,988
Series S	37,123,465	7,840,855	(761,939)	7,078,916
Series T	72,366,344	1,510,343	(297,368)	1,212,975

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of passive foreign investment companies, the tax treatment of certain derivatives, and tax deferral of losses on wash sales.

At December 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed ordinary income		Undistributed long-term capital gains	Accumulated capital and other losses	Unrealized appreciation (depreciation)	Total
Series G	$698,936		$—	$(48,569,369)	$22,753,437	$(25,116,996)
Series M	6,054	[1]	—	(804,954)	3,915,988	3,117,088
Series S	435,577		2,008,641	—	7,078,916	9,523,134
Series T	873,155		—	(27,603,127)	1,212,975	(25,516,997)

1  $6,054 considered tax-exempt.

SMA Relationship Trust

Notes to financial statements

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 22, 2010 may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. These carryforwards are available as a reduction, to the extent provided in the regulations, of future realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2017, the following Funds had post-enactment net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
Series G	$46,330,452	$2,238,917	$48,569,369
Series M	804,954	—	804,954
Series T	717,873	5,552,350	6,270,223

At December 31, 2017, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

Expiration dates
Fund	December 31, 2018
Series T	$21,332,904

During the fiscal year ended December 31, 2017, the following Funds utilized capital loss carryforwards to offset current capital gains:

Fund	Amount
Series G	$8,599,642
Series T	803,302

During the fiscal year ended December 31, 2017, the following Funds had capital loss carryforwards expire un-utilized.

Fund	Amount
Series M	$1,558,662
Series T	115,570,788

At December 31, 2017, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Funds' net assets as follows:

Fund	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gain (loss)	Beneficial interest
Series G	$803,347	$(803,347)	$—
Series M	—	1,558,662	(1,558,662)
Series S	8,231	(7,946)	(285)
Series T	91,305	115,479,444	(115,570,749)

SMA Relationship Trust

Notes to financial statements

These differences are primarily due to the tax treatment of foreign currency transactions, paydown gains and losses, tax character of distributions, the tax treatment of certain derivatives, non-taxable special dividends, expiration of capital loss carryforwards, and passive foreign investment company gains and losses.

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded as of December 31, 2017 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended December 31, 2017, the Funds did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in foreign countries may be subject to taxes that will be paid by the Funds.

Each of the tax years in the four year fiscal period ended December 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

SMA Relationship Trust

Report of Ernst & Young LLP, independent registered public accounting firm

To the Shareholders and Board of Trustees of
SMA Relationship Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SMA Relationship Trust (the "Trust") (comprising SMA Relationship Trust—Series G, SMA Relationship Trust—Series M, SMA Relationship Trust—Series S and SMA Relationship Trust—Series T (collectively referred to as the "Funds")), including the portfolios of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising SMA Relationship Trust at December 31, 2017 and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York
February 28, 2018

SMA Relationship Trust

Federal tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you in writing as to federal tax status of distributions received by shareholders during the fiscal year. Accordingly, the percentage of ordinary dividends paid that qualify for the dividends received deduction for corporate shareholders and the amount of foreign tax credit to be passed through to shareholders are as follows:

Fund	Dividends received deduction	Long-term capital gains	Foreign tax credit
Series G	—%	$—	$329,024
Series S	14.28	4,682,990	—

Also, for the fiscal year ended December 31, 2017, the foreign source income for information reporting purposes for Series G was $3,959,566.

For the taxable year ended December 31, 2017, the Funds designate the amounts below as the maximum amount that may be considered qualified dividend income for individual shareholders.

Fund	Maximum amount considered qualified dividend income
Series G	$3,315,384
Series S	516,927

Shareholders should not use the above information to prepare their tax returns. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in each of the Funds.

SMA Relationship Trust

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies and procedures record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

SMA Relationship Trust

Supplemental information (unaudited)

Trustee and officer information

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Independent Trustees:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
Adela Cepeda; 59 PFM Financial Advisors LLC 222 N. LaSalle Street Suite 910 Chicago, IL 60601	Trustee	Since 2004	Ms. Cepeda is managing director at PFM Financial Advisors LLC (since 2016). Prior to joining PFM Financial Advisors LLC, From 1995 to 2016, Ms. Cepeda was founder and president of A.C. Advisory, Inc.	Ms. Cepeda is a trustee of three investment companies (consisting of 21 portfolios) for which UBS AM serves as investment advisor or manager.

Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005) and trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) (since 2008).

John J. Murphy;[2] 73 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the president of Murphy Capital Management (investment advisor) (since 1983)[2]	Mr. Murphy is a trustee of three investment companies (consisting of 21 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Murphy is a director (since 2007) of the Legg Mason Equity Funds (54 portfolios) and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).
Abbie J. Smith; 64 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009

Ms. Smith is the Boris and Irene Stern Distinguished Service Professor of Accounting in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co-founding partner and director of Research of Fundamental Investment Advisors, a hedge fund (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).

Ms. Smith is a trustee of three investment companies (consisting of 21 portfolios) for which UBS AM serves as investment advisor or manager.

Ms. Smith is a director (since 2000) of HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and a director and member (since 2003) and also a member of the audit committee (since May 2017), Ms. Smith was also chair (until October 2015) of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee of the Dimensional Funds complex (128 Portfolios).

SMA Relationship Trust

Supplemental information (unaudited)

Independent Trustees (concluded):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
Frank K. Reilly; 82 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5646	Chairman and Trustee	Since 2003	Mr. Reilly is the Bernard J. Hank Professor Emeritus of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982), and is a Chartered Financial Analyst (CFA).	Mr. Reilly is a trustee of three investment companies (consisting of 21 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Reilly is a director (since 1994) of Discover Bank and Bank of New Castle, both banks are subsidaries of Discover Financial Services, and Mr. Reilly is chairman of the audit committee for both banks.

J. Mikesell Thomas; 67 c/o UBS AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2004

Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008) and president and sole shareholder of Mikesell Advisory Corp. (since 2009). He is the former president and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011).

Mr. Thomas is a trustee of three investment companies (consisting of 21 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Thomas is a director (since 1992) and chairman of the audit committee for NorthShore University HealthSystem, a not-for-profit healthcare organization, and a director and member, (since January 2016) of the audit committee of four indirect subsidiaries of Tokio Marine Holdings, Inc., a publicly traded insurance company headquartered in Tokyo, Japan: HCC Life Insurance Co., U.S. Specialty Insurance Co., Houston Casualty Co., and Producers Agriculture Insurance Co. Mr. Thomas was previously a director (2012–October 2015), a member of the audit committee (2012–October 2015) and chairman of the investment and finance committees (2014–October 2015) of HCC Insurance Holdings Inc.; and a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

SMA Relationship Trust

Supplemental information (unaudited)

Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Rose Ann Bubloski*; 49	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and senior manager of product control and investment support (previously named registered fund product control) of UBS AM—Americas region. She is vice president and assistant treasurer of 10 investment companies (consisting of 65 portfolios) for which UBS AM serves as investment advisor or manager.

Mark E. Carver*; 54	President	Since 2010

Mr. Carver is a managing director and head of product development and management for UBS AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Mr. Carver is president of 10 investment companies (consisting of 65 portfolios) for which UBS AM serves as investment advisor or manager.

Franklin P. Dickson*; 39	Vice President	Since November/ December 2017

Mr. Dickson is an associate director (since 2015) and tax compliance manager (since October 2017) (prior to which he was a product controller (from 2015 to 2017) of product control and investment support (previously named registered fund product control) of UBS AM—Americas region. From 2013 through 2015, Mr. Dickson was fund administration and compliance manager for U.S. Bancorp Fund Services, LLC, and from April 2008 through June 2013, Mr. Dickson was vice president, client service manager at BNY Mellon Asset Servicing. Mr. Dickson is a vice president of 10 investment companies (consisting of 65 portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper**; 59	Vice President and Secretary	Since 1999

Mr. Kemper is a managing director and general counsel of UBS AM—Americas region (since 2006 and 2004, respectively). He has been secretary of UBS AM—Americas region (since 2004) and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 10 investment companies (consisting of 65 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since January 2017).

Joanne M. Kilkeary*; 49	Vice President, Treasurer, and Principal Accounting Officer	Since 2006 and October 2017, respectively

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of regulatory, tax, audit and board governance for product control and investment support (since October 2017) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region from 2004-2017)). Ms. Kilkeary is a vice president, treasurer and principal accounting officer of 10 investment companies (consisting of 65 portfolios) for which UBS AM serves as investment advisor or manager.

William T. MacGregor*; 42	Vice President and Assistant Secretary	Since 2015

Mr. MacGregor is an executive director and deputy general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2015). From June 2012 through July 2015, Mr. MacGregor was Senior Vice President, Secretary and Associate General Counsel of AXA Equitable Funds Management Group, LLC and from May 2008 through July 2015, Mr. MacGregor was Lead Director and Associate General Counsel of AXA Equitable Life Insurance Company. Mr. MacGregor is a vice president and assistant secretary of 10 investment companies (consisting of 65 portfolios) for which UBS AM serves as investment advisor or manager.

SMA Relationship Trust

Supplemental information (unaudited)

Officers (concluded):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy D. Osborn*; 51	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of product control and investment support (previously named registered fund product control) of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 10 investment companies (consisting of 65 portfolios) for which UBS AM serves as investment advisor or manager.

Frank S. Pluchino*; 58	Interim Chief Compliance Officer	Since November 2017

Mr. Pluchino is an executive director with UBS AM—Americas region and is also the chief compliance officer of UBS Hedge Fund Solutions LLC (since 2010). Mr. Pluchino is the interim chief compliance officer of 15 investment companies (consisting of 70 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

Eric Sanders*; 52	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel with UBS Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 10 investment companies (consisting of 65 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller*; 56	Vice President and Assistant Secretary	Since 2004

Mr. Weller is an executive director and senior associate general counsel with UBS Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 10 investment companies (consisting of 65 portfolios) for which UBS AM serves as investment advisor or manager.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

1  Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

2  Mr. Murphy is the president and owner of Murphy Capital Management Inc. ("Murphy Capital"), an investment advisory firm. Murphy Capital serves as an investment manager through certain wrap fee investment advisory programs sponsored by UBS Financial Services, Inc. ("UBSFS"), an affiliate of UBS AM (Americas). Murphy Capital is paid management fees for the clients it advises through these wrap fee programs.

Trustees

Frank K. Reilly
Chairman

Adela Cepeda

John J. Murphy

Abbie J. Smith

J. Mikesell Thomas

Principal Officers

Mark E. Carver
President

Mark F. Kemper
Vice President and Secretary

Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Investment Advisor and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is sent to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

©2018 UBS Asset Management (Americas), Inc. All rights reserved.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S303

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  J. Mikesell Thomas.  Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)         Audit Fees:

For the fiscal years ended December 31, 2017 and December 31, 2016, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $134,402 and $129,402, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended December 31, 2017 and December 31, 2016, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $26,968 and $26,968, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2017 and 2016 semiannual financial statements, (2) agreed upon procedures for the Funds’ fiscal years ended 2016 and 2015.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended December 31, 2017 and December 31, 2016, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $38,558 and $44,130 respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax returns, assistance with excise tax distribution requirements  and assistance with identification of passive foreign investment companies.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended December 31, 2017 and December 31, 2016, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)         To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the SMA Relationship Trust, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the SMA Relationship Trust, as well as with the SMA Relationship Trust’s, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the SMA Relationship Trust; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b)         To pre-approve all non-audit services to be provided to the SMA Relationship Trust by the independent auditors when, without such pre-approval, the auditors would not be independent of the SMA Relationship Trust under applicable federal securities laws, rules or auditing standards.

(c)          To pre-approve all non-audit services to be provided by the SMA Relationship Trust’s independent auditors to the SMA Relationship Trust’s investment advisor or to any entity that controls, is controlled by or is under common control with the SMA Relationship Trust’s investment advisor (“advisor affiliate”) and that provides ongoing services to the SMA Relationship Trust, when, without such pre-approval by the Committee, the auditors would not be independent of the SMA Relationship Trust under applicable federal securities laws, rules or auditing standards.

(d)         To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)          To consider whether the non-audit services provided by the SMA Relationship Trust’s independent auditor to the SMA Relationship Trust’s investment advisor or any advisor affiliate that provides on-going services to the SMA Relationship Trust, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e) (2)                Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2017 and December 31, 2016 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2017 and December 31, 2016 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2017 and December 31, 2016 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2017 and December 31, 2016 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2017 and December 31, 2016 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31,

2017 and December 31, 2016 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)           For the fiscal year ended December 31, 2017, if greater than 50%, specify  the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y.  According to E&Y, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)          For the fiscal years ended December 31, 2017 and December 31, 2016, the aggregate fees billed by E&Y of $149,026 and $193,598, respectively, for non-audit services rendered to the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2017	2016
Covered Services	$65,526	$68,598
Non-Covered Services	$83,500	$125,000

(h)  The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, Secretary of the Trust, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)               (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

(c)                Iran related activities disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 12, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SMA Relationship Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 12, 2018

By:	/s/ Joanne Kilkeary
Joanne Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	March 12, 2018